                                                                  EXHIBIT 10.36

                       ASSIGNMENT OF REAL ESTATE LEASE

     This assignment of lease is made as of the 24th day of May, 1993, by and between the grantor BETA Services, Inc., a Virginia corporation (the "Assignor") and the grantee DBS ACQUISITION CORP., a Delaware corporation (the "Assignee.")

                                  RECITALS

     The Assignor hereunder is the tenant under a lease (the "Lease") dated the 7th day of July, 1990 of certain real property and improvements located at 933 Reservoir Street in the City of Harrisonburg, Virginia from Lawson Development, Inc., a Virginia corporation (the "Landlord,") which lease is attached hereto and incorporated herein by reference, marked "Exhibit A." The leased premises is a portion of the property owned by the Landlord, a description of which is attached hereto and incorporated herein by reference, marked "Exhibit B." Educational Medical, Inc. (the "Guarantor") is a Delaware corporation which holds all of the issued and outstanding capital stock of the Assignee. The terms Assignor, Assignee, Lease, Landlord and Guarantor, have the defined meaning in the following ASSIGNMENT, ACCEPTANCE OF ASSIGNMENT, GUARANTY, and CONSENT TO ASSIGNMENT, which accompany this document and which are incorporated herein.

                                   ASSIGNMENT

     This Assignment is made as of May 24, 1993. In consideration of Ten Dollars ($10.00) cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby assigns all of its right, title and interest in the Lease to the Assignee.

                                         ASSIGNOR

                                         BETA Services, Inc.

                                         Kenneth C. Horne, Jr.         (Seal)
                                         ------------------------------
                                         Kenneth C. Horne, Jr.


STATE OF ALABAMA   )
                   ) to-wit:
COUNTY OF JEFFERSON)

     The foregoing instrument was acknowledged before me this 26th day of May, 1993, by Kenneth C. Horne, Jr., President of BETA Services, Inc., a Virginia corporation, on behalf of the corporation.

                                                           Betty Sue Wates
                                                          --------------------
                                                             Notary Public
My commission expires:

    May 18, 1996

                            ACCEPTANCE OF ASSIGNMENT

     This Acceptance of Assignment is made as of May 24, 1993. The Assignee, having read the Lease, hereby consents to the foregoing Assignment, and does hereby unconditionally and irrevocably assume all of the liabilities and obligations of the Assignor under the Lease to the same extent as if the Assignee were the original tenant under the Lease.

                                   ASSIGNEE

                                   DBS Acquisition Corp.

                                                       (Seal)
                                   -------------------
                                   Secretary

STATE OF FLORIDA    )
                    ) to-wit:
COUNTY OF PALM BEACH)

     The foregoing instrument was acknowledged before me this 28th day of May, 1993, by Morris C. Brown, Secretary of DBS Acquisition Corp., a Delaware corporation, on behalf of the corporation.


                                 Catherine M. Scott
                                 ------------------------------------
                                 Notary Public

                                            [NOTARY SEAL]
                                          CATHERINE M. SCOTT
                                       MY COMMISSION # CC 220714
                                          EXPIRES: AUGUST 9, 1996
                                 BONDED THRU NOTARY PUBLIC UNDERWRITERS
My commission expires:

--------------------------

                                  GUARANTY


     This Guaranty is made as of May 24, 1993. In consideration of Ten Dollars ($10.00) cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby absolutely and unconditionally guaranties to the Landlord and its successors and assigns (i) the full payment of the fixed minimum rent and all additional rent as provided for in the Lease, and (ii) the performance and observance of all agreements and conditions to be performed or observed by the tenant under the Lease, The Guarantor hereby agrees that it shall not be released from its obligations under this Guaranty by any assignment of the Lease or any subletting of the demised premises, or any waiver of default or any extension of time or other favor or indulgence granted by the Landlord to the Assignee as tenant under the Lease or by failure to receive notice of any of said actions. The Guarantor hereby waives (i) presentment, demand for payment and notice of non-payment or any other default in the performance or observance of any agreement or condition to be performed or observed by the tenant under the Lease, and (ii) notice of acceptance of this Guaranty. In the event that the Assignee as tenant under the Lease defaults in the payment of any fixed minimum rent or additional rent or any other sum payable by the Assignee as tenant under the Lease, or defaults in the performance or observance of any of the other terms, covenants or conditions contained in the Lease to be performed or observed by Assignee as tenant under the Lease, Landlord may, after the expiration of any applicable cure period provided for in the Lease, proceed directly against the Guarantor for the full amount due under this Guaranty without being required first to institute suit against the Assignee. The Guarantor agrees to pay to Landlord reasonable attorneys' fees incurred by the Landlord in the event any action or suit is brought for enforcement of the provisions of this Guaranty in which Landlord prevails.

                                           GUARANTOR:

                                           Educational Medical, Inc.

                                                                    (Seal)
                                           -------------------------
                                           Secretary


STATE OF FLORIDA    )
                    )to-wit:
COUNTY OF PALM BEACH)

      The foregoing instrument was acknowledged before me this 28th day of May, 1993, by Morris C. Brown, Secretary of Educational Medical, Inc., a Delaware corporation, on behalf of the corporation.

                                        Catherine M. Scott
                                        --------------------------------
                                        Notary Public



                                       [NOTARY SEAL]
                                     CATHERINE M. SCOTT
                                     MY COMMISSION #CC 220714
                                     EXPIRES: AUGUST 9, 1996
                                       Bonded Thru Notary
                                      Public Underwriters
My commission expires:


--------------------------

                             CONSENT TO ASSIGNMENT


     This Consent to Assignment is made as of May 24, 1993. In consideration of and in reliance upon (i) the Guaranty by Guarantor, (ii) the continued liability of Assignor, (iii) Assignee's assumption of the obligations and liabilities of Tenant under the Lease and (iv) the continued liability of Kenneth C. Horne, Jr. and Craig H. Miller as individual guarantors of the Lease, the Landlord does hereby consent to the above assignment from Assignor to Assignee.


                                    LANDLORD

                                    Lawson Development, Inc.

                                    By:  Lee T. Lawson
                                       ----------------------------
                                       an authorized signatory


COMMONWEALTH OF VIRGINIA)
                        ) to-wit:
CITY OF ROANOKE         )


        The foregoing instrument was acknowledged before me this 25th day of May, 1993, by Lee T. Lawson, President of Lawson Development, Inc., a Virginia corporation, on behalf of the corporation.



                                    --------------------------------------
                                    Notary Public


My commission expires:

4-30-95
------------------------------

                                                                      EXHIBIT A
                               LEASE AGREEMENT

THIS LEASE AGREEMENT ("Lease") made and entered into as of this 7th day of July, 1990, but effective September 1, 1990, by and between Lawson Development, Inc., a Virginia Corporation, with offices at 4725 Garst Mill Road S.W., Roanoke, VA 24018 ("Landlord"), and Beta Services, Inc., a Virginia Corporation with offices at The Plaza of Roanoke Salem, Roanoke, VA 24017 ("Tenant"), in consideration of the mutual promises and agreements herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged.

                                  ARTICLE I
                                Grant and Term


Section 1.1 Premises. Landlord does hereby lease to Tenant and Tenant does hereby rent from Landlord, certain real property commonly known as 933 Reservoir Street, Harrisonburg, VA, a building comprising approximately 9408 square feet, more particularly described on Exhibit A attached hereto and incorporated herein by referenced ("Leased Premises").

Section 1.2 Term. This Lease shall be for a term of ten (10) years beginning September 1, 1990, and terminating August 30, 2001.

                                  ARTICLE II
                            Rent and Reimbursement


Section 2.1 Rental Amount. The Tenant shall pay to the Landlord rent, in equal monthly payments, on the first day of every month during the term hereof as follows:

1. From September 1, 1990, to August 30, 1993, the sum of $75,000 rental in equal monthly payments of $6250 each.

2. From September 1, 1993, to August 30, 2001, a sum equal to five percent (5%) over the amount of any renegotiated mortgage payment for the balance of the lease term. Landlord agrees to make every reasonable effort to renegotiate the lowest possible mortgage rate. Landlord shall inform Tenant of any new rental rate at least sixty (60) days prior to a change.

Section 2.2 Reimbursement of Taxes and Insurance. Tenant shall promptly reimburse Landlord for all property taxes and assessments incurred by Landlord by virtue of Landlord's ownership of the demised premises.

Tenant shall further promptly reimburse Landlord for all property and liability insurance premiums incurred by Landlord by virtue of Landlord's ownership of the demised premises.

                                 ARTICLE III
                   Use and Operation of Business by Tenant


Section 3.1 Use of Premises. Tenant shall use the leased premises solely for the purpose of a business school and related activities.

Section 3.2 Tenant shall, except as otherwise provided herein, from and after the commencement of the Term, (a) use the Leased Premises for the uses herein specified and conduct Tenant's business therein in a reputable manner; (b) keep and maintain the Leased Premises and Tenant's personal property; and signs therein or thereon and the exterior and interior in a neat, clean, sanitary, and safe condition; (c) comply with all ordinances, laws, and regulations of all governmental authorities having jurisdiction and apply for, secure, maintain, and comply with all licenses or permits which may be required for the conduct by Tenant of the business herein permitted to be conducted in the Leased Premises and to pay, if, as and when due all license and permit fees and charges of a similar nature in connection therewith; (d) comply with and abide by all protective covenants, restrictions, and other recorded documents pertaining to the Leased Premises; and (e) not use or permit the Leased Premises to be used for any disreputable or immoral purposes or in any way that will injure the reputation of Landlord.

Section 3.3 Utilities. If necessary, Tenant, shall make application for and arrange for the installation of all utility services (including meters and connection fees) necessary for the use and occupancy of the Leased Premises and Tenant shall be solely responsible for and promptly pay, as and when the same become due and payable, all connection charges, deposits, all charges for gas, water, sewer, electricity, telephone, and any other utility used or consumed in the Leased Premises imposed by the utility company or authority providing same. Landlord shall not be liable for damages or otherwise for any interruption in the supply of any utility to the Leased Premises nor shall any such interruption constitute any ground for an abatement of any rents reserved hereunder unless such interruption results from the negligence of Landlord.

                                  ARTICLE IV
                  Exterior Display, Solicitation, Advertising

Section 4. Signs and Exterior Fixtures.

(a) Tenant shall have the right to install an illuminated or nonilluminated sign or signs on the exterior wall and/or grounds of the Leased Premises, provided such sign does not violate any governmental law, ordinance, or regulation. Landlord agrees to operate with Tenant to obtain any required permits. Tenant shall at its own expense maintain and keep in good repair all signs, advertising, and display devices in or about the Leased Premises and shall pay for all electric current required in connection with any such advertising and display devices.

(b) Tenant shall not decorate, paint, or in any other manner alter, and shall not install or affix any device, fixture, or attachments, including antennas, satellite receivers, and cable television installations, upon or to, the exterior of the Leased Premises, including the roof or canopy thereof, without the prior written consent thereto of Landlord which approval shall not be unreasonably withheld. If Tenant shall do any of the foregoing acts in contravention of the provision, Landlord shall have the right to remove any such decoration, paint, alteration, device, fixture, or attachment and restore the Leased Premises to the condition thereof prior to such and the cost of such removal and restoration shall be paid by Tenant as additional rent payable for the month next following such removal and restoration.

                                  ARTICLE V
                Improvements, Fixtures, and Personal Property


Section 5.1 Tenant's Improvements. Tenant shall construct and install all improvements necessary for Tenant's occupancy and use of the Leased Premises. All such improvements shall be approved in writing by Landlord which approval shall not be unreasonably withheld. Tenant at his expense shall immediately repair any damage occasioned to the Leased Premises by reason of the construction and installation of any improvements made by Tenant.

Section 5.2 Ownership and Right of Removal of Trade Fixtures. Any trade fixtures and other personal property of Tenant shall remain the property of Tenant and Landlord agrees that Tenant shall have the right, provided Tenant not be in default under the terms of this Lease, at any time, and from time to time, to remove any and all of its trade fixtures and other personal property which is may have stored or installed in the Leased Premises. Tenant at its expense shall immediately repair any damage occasioned to the Leased Premises by reason of the removal of any such trade fixtures and other personal property, and upon expiration Term, shall leave the Leased Premises in a neat and clear condition, free of debris.

Section 5.3 Ownership and Removal Of Leasehold Improvements. All partitions and ceiling, wall and floor coverings, and finished installed by Tenant in or about the Leased Premises shall be deemed the property of Landlord upon installation.

                                  ARTICLE VI
                            Repairs and Maintenance


Section 6.1 Tenant's Obligation. Tenant agrees at all times and at its own cost and expense, to repair and maintain in good condition (excepting normal wear and tear) the interior of Leased

Premises. Tenant shall keep and maintain in good and tenantable condition and repair, the main water service line and main sanitary sewer line serving the Leased Premises and the exterior and the roof, the structural parts of the Leased Premises, including without limitation, the structural parts of the floor, roof, external pipes, conduits, electrical, heating and air conditioning systems and plumbing or installation of any internal sprinkler system (if such system is required by law or regulation).

Section 6.2 Reserved.

Section 6.3 Landlord's Rights Upon Tenant's Refusal to Repair and/or Maintain. If Tenant refuses or neglects to make repairs and/or maintain the Leased Premises or any part thereof, in a manner reasonably satisfactory to Landlord, Landlord shall have the right, upon giving Tenant reasonable written notice of its election to do so, to make repairs or perform such maintenance on behalf of and for the account of Tenant. In such event such work shall be paid for by Tenant as additional rent promptly upon receipt of a bill therefor.

Section 6.4 "Repair and Maintain" Defined. "Repair and Maintain:, as used in this Article VI, shall mean the performance and furnishing of all repairs, replacements, and renewals to the Leased Premises and alterations, additions, improvements, and betterments thereto.

                                 ARTICLE VII
                                 Alterations

Tenant may, at its own expense, from time to time during the Term, make alterations, additions, changes, and improvements in and to the interior of the Leased Premises but only with Landlord's prior written consent which consent shall not be unreasonably withheld. All such work shall be done in a good and workmanlike manner, in accordance with all applicable laws and regulations and shall be diligently prosecuted to that the Leased Premises shall at all times be a complete unit except during the period such alterations, additions, changes, and improvements are made.

                                 ARTICLE VIII
                               Mechanic's Liens

Tenant agrees that it will pay or cause to be paid all costs for work done by it or caused to be done by it on the Leased Premises and Tenant agrees to and shall indemnify and save Landlord free and harmless against liability, loss, damage, costs, attorneys' fees, and all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it; provided, however, that Tenant shall have the right, at its sole cost and expense, to contest any mechanic's lien that might be filed on account of any such work.

                                   ARTICLE IX
                   Indemnity-Insurance-Waiver of Subrogation

Section 9.1 Tenant's Indemnity.

(a) Tenant hereby indemnifies and shall protect and hold Landlord harmless from and against all liabilities, losses, claims, demands, costs, expenses, and judgments of any nature arising, or alleged to arise, from or in connection with (i) any injury to, or the death of, any person or loss or damage to property on or about the Leased Premises or any adjoining property arising from or connected with the use of the Leased Premises by Tenant during the term, or
(ii) performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Premises or any part thereof by or at the request of Tenant. Tenant will resist and defend any action, suit, or proceeding brought against Landlord by reason of any such occurrence by counsel designated by Tenant.

(b) Tenant shall give notice to Landlord within twenty-four (24) hours in the event of fire or other casualty or accidents in the Leased Premises or of any defects therein or in any of its fixtures, machinery or equipment.

Section 9.2 Landlord's Indemnity. Landlord shall indemnify and save Tenant harmless against and from any and all liabilities, obligations, damages, penalties, claims, costs (including compliance and clean up costs), charges, expenses and disbursements (including, without limitation, fees and expenses of attorneys, expert witnesses, engineers and other consultants), which may be imposed upon, incurred by or asserted against Tenant by reason of any environmental contamination of the Leased Premises caused by Landlord, prior owners, prior tenants, or any third parties other than Tenant.

Section 9.3 Waiver of Subrogation. Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Leased Premises, or its contents arising from any risk generally covered by fire and extended coverage insurance, vandalism, malicious mischief and sprinkler leakage; and the parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it might have against Landlord or Tenant, as the case may be, if such waiver of subrogation is available.

Section 9.4 Tenant's Insurance. Tenant further covenants and agrees that from and after the execution of this Leased, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

(a) Public Liability and Property Damage. Bodily injury liability insurance with a single limit of not less than $1,000,000 insuring against any and all liability of the insured with respect to injury or damage to person and property occurring on or about the use or occupancy thereof. All such liability insurance shall specifically include, in addition to the above, contractual liability insurance covering the insuring provisions of this Lease, the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and injury or damage to property in this Article contained. This policy of insurance will cover Landlord as an additional insured for liabilities incurred under this Lease. The policy shall provide that it may not be cancelled except upon Ten (10) days prior written notice to Landlord.

Section 9.5 Tenant's Blanket Policies. Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant. Tenant agrees to furnish Landlord for each renewed or new policy thereafter during the Term, a copy of the policies of insurance covering the above-described risks or to furnish a certificate of insurance if part of a blanket policy.

                                    ARTICLE X
                           Damage to Leased Premises

Section 10.1 Rights and Obligations of Landlord and Tenant. If the Leased Premises shall be partially damaged or destroyed by fire, the elements, unavoidable accident, or other casualty, Landlord shall, except as otherwise provided herein, repair and restore the same (exclusive of Tenant's trade fixtures, decorations, signs, and contents, all of which shall be repaired and restored by Tenant) substantially to the condition thereof immediately prior to such damage or destruction unless such damage or destruction be due to the negligent act or omission of Tenant or Tenant's employees or agents and not be covered by Landlord's fire and extended insurance policy. If by reason of such occurrence: (a) the Leased Premises are rendered wholly untenantable, or (b) the Leased Premises are damaged in whole or part during the last year of the Term, Landlord may elect either to repair the damage as aforesaid, or to cancel this Lease by written notice of cancellation give to Tenant within ninety (90) days after the date of such occurrence, and thereupon this Lease shall cease and terminate with the same force and effect as though the date set forth in the Landlord's said notice were the date herein fixed for the expiration of the Term and Tenant shall vacate and surrender the leased Premises to Landlord. Upon the termination of this lease, as aforesaid, Tenant's liability for the rents reserved hereunder shall cease as of the date Tenant's vacation or termination of this lease, subject, however, to the provisions for the prior abatement of rent hereinafter set forth. Unless this Lease is terminated by

Landlord, as aforesaid, this Lease shall remain in full force and effect and Tenant shall repair, restore, or replace Tenant's trade fixtures, decorations, signs, and contents in the Leased Premises in a manner and to at least a condition equal to that existing prior to their damage or destruction. If by reason of such fire or other casualty the Leased Premises are rendered wholly untenantable the rent shall be fully abated, or if only partially damaged such rent shall be abated proportionately as to that portion of the Leased Premises rendered untenantable, in either event (unless Landlord shall elect to terminate this Lease, as aforesaid) until fifteen (15) days after notice by Landlord to Tenant that the Leased Premises have been substantially repaired and restored or until Tenant's business operations are restored in the entire Leased Premises, whichever shall occur sooner. Tenant shall continue the operation of Tenant's business in the Leased Premises or any part thereof not so damaged during any such period to the extent reasonably practicable from the standpoint of prudent business management; and, except for such abatement of the fixed minimum rent as herein set forth, nothing herein contained shall be construed to abate Tenant's obligations for the payment of the percentage rent or any other additional rents and charges reserved hereunder. If such damage or other casualty shall be caused by the negligence of Tenant or of Tenant's subtenants, concessionaires, licensees, contractors or invitees or their respective agents or employees, there shall be no abatement of rent and Tenant shall repair such damage or destruction if it is not covered by Landlord's fire an extended coverage insurance policy.

Section 10.2 Termination. Upon any termination of the Lease under any of the provisions of this Article XI, the parties shall be released thereby without further obligations to the other party coincident with the surrender of possession of the Leased Premises to the Landlord, except for items which have theretofore accrued and be then unpaid.

                                   ARTICLE XI
                                 Eminent Domain

Section 11.1 Termination of Lease. In the event any part of the Leased Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease may be terminated as of the date of such taking at the option of either Tenant or Landlord to be exercise in writing within thirty (30) days following date of the event giving rise to such option.

Section 11.2 Award. If this Lease is terminated as above provided, Tenant shall be entitled to that portion of the net award specifically designated as payment for Tenant's leasehold interest, trade fixtures, expenses, business interruption, and loss of profits and the balance of the award shall be payable to Landlord; but the rent and other charges for the last month of

Tenant's occupancy shall be pro-rated and Landlord agrees to refund to Tenant any rent or other charges paid in advance. If this Lease shall not terminate as above provided, Landlord shall be entitled to the entire award or compensation in such proceedings.

                                  ARTICLE XII
             Assigning, Mortgaging, Subletting, Change in Ownership

Section 12.1 Transfer by Tenant, Requirements. Tenant shall not transfer, assign, sublet, or pledge this Lease or Tenant's interest in the entire Leased Premises without the prior written consent of Landlord. The consent to such transactions shall not be unreasonably withheld, provided that Tenant shall remain liable during the Term of this lease and that no uncured defaults exist at the time of the request and granting of such consent.

Tenant shall have the unrestricted right to sublet portions of the Leased Premises with Landlord's written consent.

Section 12.2 Restrictions Concerning Consent to Transfer. Any consent by Landlord to any assignment, subletting, license, or concession shall be upheld to apply only to the specific transaction thereby authorized and shall not constitute a waiver of the necessity for such consent to any subsequent assignment, subletting, license, or concession.

                                  ARTICLE XIII
                  Attornment, Subordination, Attorney-In-Fact

Section 13.1 Attornment. Tenant shall, in the event of a sale, transfer or assignment of Landlord's interest in the Leased Premises or any part thereof or in the event any proceedings are brought for the foreclosure or in the event of exercise of the power of sale under any mortgage made by Landlord encumbering the Leased Premises or any part thereof, attorn to and recognize such transferee, purchaser, or mortgagee as Landlord under this Lease.


Section 13.2  Subordination.

(a) This Lease and the estate of Tenant hereunder shall be subject and subordinate to any deed of trust or mortgage lien and any replacement, renewal, or extension of any such deed of trust or mortgage lien, which at any time hereafter may be placed upon the Leased Premises. Any such mortgage shall, for the full amount of principal at any time advanced thereon or secured thereby, with interest, be prior and paramount to this Lease and to the rights of Tenant hereunder and all persons claiming through or under Tenant, or otherwise, in the Leased Premises Tenant, on Tenant's behalf, and on behalf of all persons claiming through and under Tenant, covenants and agrees that Tenant will, from time to time at the request of Landlord, execute and deliver any necessary or proper instruments or certificates acknowledging the priority of the lien or charge of such mortgage to this Lease and to subordination of this lease thereto.

(b) Any mortgage herein referred to shall contain a provision that any purchaser at a sale on foreclosure of said mortgage shall acquire and accept the premises subject to this Lease, provided, however, that Tenant hereby agrees to attorn to such purchaser upon foreclosure sale of said mortgage and to recognize such purchaser as Landlord under this Lease; and provided, further, that such purchaser upon foreclosure sale of said mortgage shall not be obligated to accept this Lease or the leasehold estate created hereby in the event that Tenant is in default in the performance of any of the terms and provisions of Tenant's part to be kept and performed under this Lease.

Section 13.1 Estoppel Certificates. Tenant, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of Sections 14.1 and 14.2 as reasonably requested by Landlord.

                                  ARTICLE XIV
                             Default of the Tenant

Section 14.1 Right to Re-enter. In the event of any failure of Tenant to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the terms, conditions, or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been given to Tenant, or if Tenant shall be finally adjudicated a bankrupt and all appeal rights have been extinguished, or if Tenant, in any court pursuant to any statute either of the United States or of a State, shall file a petition in bankruptcy or insolvency, or for reorganization or the appointment of a receiver or trustee of all or a portion of Tenant's property, or shall make an assignment for the benefit of creditors, or if Tenant shall abandon the Leased Premises and remove its furnishings and equipment therefrom, or if Tenant shall abandon said premises and also be in default under the Lease or suffer this Lease to be taken under any writ of execution, then Landlord, besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

Section 14.2 Right to Relet, Damages. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for bylaw, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage and attorney's fees and of costs of alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by the Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, tenant shall pay any such deficiency to Landlord. No such re-entry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof by decree by a court of competent jurisdiction. Notwithstanding, any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the present value at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amount shall be immediately due and payable from Tenant to Landlord.

Section 14.3 Injunctive Relief. In the event of any breach or threatened breach by Tenant or Landlord of any of the terms and provisions of this Lease, either Tenant or Landlord shall have the right to injunctive relief as if no other remedies were provided herein for such breach.

Section 14.4 Rights and Remedies Cumulative. The rights and remedies herein reserved by or granted to Landlord or Tenant are distinct, separate and cumulative, and the exercise of any one of them shall not be deemed to preclude, waive, or prejudice Landlord's or Tenant's right to exercise any or all others.

Section 14.5 "Re-entry" Not Restricted to Technical Legal Meaning. Wherever in this Lease the Landlord has reserved or is granted the right to re-entry into the Leased Premises the use of such word is not intended nor shall it be construed, to be limited to its technical legal meaning.

                              ARTICLE XV
                          Access by Landlord


Section 15.1 Right of Entry. Landlord or Landlord's agents shall have the right to enter the Leased Premises at all reasonable times during Tenant's business hours upon reasonable notice to Tenant (except in the case of an emergency in which event Landlord may enter at any time without notice), to examine the same, and to show them to prospective purchasers or tenants, and to make such repairs and alterations to the Leased Premises, as Landlord may deem necessary, and Landlord shall be allowed to take all material into and upon said premises so long as such activity does not interrupt Tenant's business that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said repairs are being made so long as there is no interruption of business of Tenant. During the sixty (60) days prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the Leased Premises to prospective tenants or purchasers during Tenant's business hours.

                             ARTICLE XVI
                        Surrender of Premises

Upon the expiration or sooner termination of the Term, Tenant shall quit and surrender the Leased Premises, in good condition and repair, reasonable wear and tear excepted, together with all keys and combination to locks, all improvements, alterations, and additions, except personal property and other trade fixtures, furnishings, and equipment that Tenant may remove pursuant to the terms thereof, all of which shall thereupon become the property of Landlord without any claim by Tenant therefore; but the surrender of such property to Landlord shall not be deemed to be a payment of rent or in lieu of any rent reserved hereunder; however, notwithstanding the generality of the foregoing provisions, Landlord shall have the right to require Tenant, upon written notice given at any time during the Term or within sixty (60) days thereafter, to remove any improvements, alterations, or additions made by or on behalf of Tenant and to repair any damage to the Leased Premises caused by such removal. Before surrendering the Leased Premises, Tenant shall remove all of Tenant's said personal property and unattached movable trade fixtures, furnishings, and equipment and if Tenant fails to do so said property shall be deemed abandoned and become the exclusive property of Landlord; but the retention or disposition of such abandoned property by Landlord shall not act as release or satisfaction of any damages sustained by Landlord on account of Tenant's failure to remove the same as required by this section. If the leased Premises be not surrendered as and when aforesaid, Tenant shall indemnify landlord against all loss and liability resulting from the delay by Tenant in so surrendering the same, including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligations under this

Article shall survive the expiration or sooner termination of the term of this Lease.


                                  ARTICLE XVII
                                Quiet Enjoyment

Upon payment of Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms, and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease; to all easements and restrictions, if any, now of record; to the rights of other tenants; and to all deeds of trust now or hereafter of record subject, however, to the provisions of Article XVI.

                                 ARTICLE XVIII
                                   Successors

Section 18.1 Binding Effect of Lease. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants, and agreements herein.

                                  ARTICLE XIX
                                 Miscellaneous

Section 19.1 Controlling Law. The laws of the state of Virginia shall govern the validity, performance, and enforcement of this Lease.

Section 19.2 Waiver. The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term, or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord.

Section 19.3 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

Section 19.4 Entire Agreement. This Lease and Exhibit A attached hereto set forth all the covenants, promises, agreements, conditions, and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions, or understandings, either oral or written between them other than are herein set forth. No subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

Section 19.5 Holding Over. Any holding over after the expiration of the Term, with the consent of the Landlord, shall be construed to be a tenancy from month to month on the terms and conditions herein specified, so far as applicable.

Section 19.6 Force Majeure. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, shortages of materials or supplies, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period equivalent to the period of such delay.

Section 19.7 Notices. Any notice, demand, request, or other instrument which may be or is required to be given under this Lease shall be delivered in person or sent by United States certified mail, postage prepaid, and shall be addressed to (a) in the case of the Landlord to: 4725 Garst Mill Road S.W., Roanoke, VA 24018 or such other address as Landlord shall designate by written notice and (b) in the case of Tenant to: The Plaza of Roanoke-Salem, Roanoke, VA 24017, or at such other address that Tenant shall designate by written notice.

Section 19.8 Captions and Section Numbers. The captions, section numbers, and article numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles nor in any way affect this Lease.

Section 19.9 Partial Invalidity. It is agreed that if any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

Section 19.10 Reserved.

Section 19.11 Recording. Tenant shall not record this Lease without the written consent of Landlord, however, upon the request of either party hereto the other party shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises, and the Term of this lease and shall incorporate this Lease by reference.

Section 19.12 Corporate Tenant. The person(s) executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly qualified corporation and is authorized to do business in the state of Virginia; and the person(s) executing this Lease on behalf of Tenant is an officer or are officers of such Tenant, and that as such are authorized to sign and execute this Lease.

Section 19.13 Counterparts. This Lease may be executed in two (2) or more counterparts each of which shall be deemed an original.

Section 19.14 Miscellaneous. This Lease has been negotiated by Landlord and Tenant and this lease, together with all of the terms and provisions hereof shall not be deemed to have been prepared solely by either Landlord or Tenant, but by both equally.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

Landlord:  LAWSON DEVELOPMENT, INC.

By:  Lee T. Lawson
     ------------------------------
     Lee T. Lawson, President


Tenant:  BETA SERVICES, INC.

By:  Craig H. Miller
     ------------------------------
     Craig H. Miller, President


Individually as a personal guarantee of this lease:

Kenneth C. Horne
-----------------------------------
Kenneth C. Horne


Craig H. Miller
----------------------------------
Craig H. Miller

                                                                       EXHIBIT B





        All that certain lot or parcel of land containing 1,826 acres on the western side of Cantrell Avenue in the City of Harrisonburg, Virginia, and being shown and designated as Lot 4, Section 3, Lawson Subdivision on an Owner's Consent & Division Plot dated March 16, 1990, by Michael W. Mars, L.S., which is recorded in the Clerk's Office of the Circuit Court of Rockingham County, Virginia, in Deed Book 1018, at page 603.

        This real estate is a portion of the property acquired by Lawson Development, Inc. from Preston Heights Corp. by a deed dated February 27, 1990 and recorded in the Clerk's Office in Deed Book 1002, at page 315.










                                                        [Clerk Stamp]

            [ DIAGRAM OF LOT PLAN FOR ROANOKE-SALEM SHOPPING CENTER]

                         LANDLORD ESTOPPEL CERTIFICATE

     The undersigned is the landlord under a lease (the "Lease") dated the 7th day of July, 1990 of certain real property and improvements located at 933 Reservoir Street in the City of Harrisonburg, Virginia in which BETA Services, Inc. is the tenant. The tenant desires to assign its interest in the Lease and has requested the landlord to execute this certificate which it is willing to do.
     The undersigned landlord hereby certifies:

     1. Rent payments under the Lease are current through May 31, 1993.

     2. As of the date of this certificate the Lease is in good standing and free from default by the tenant.

      Dated:   5-25-93                Lawson Development, Inc.
            ----------------
                                      By:   Lee T. Lawson
                                         ------------------------
                                         Lee T. Lawson

May 28, 1993

Mr. Gary Kerber, President
Educational Medical, Inc.
1327 Northmeadow Parkway, Suite 132
Roswell, GA 30076

Dear Mr. Kerber:

This letter is to confirm that Landlord intends to enter into a new lease with DBS acquisition corporation under the following terms:


l. From June 1, 1993 through December 31, 1993, the sum of $43,750 rental in 7 equal monthly payments of $6,250 each, payable in advance on the first day of each month.

2. From January 1, 1994 through May 31, 1996, the sum of $159,500 rental in 29 equal monthly payments of $5,500 each, payable in advance on the first day of each month.

3. From June 1, 1996 through May 31, 1998, if the first renewal option is exercised by Tenant as provided above, the sum of $132,000 rental in 24 equal monthly payments of $5,500 each, payable in advance on the first day of each month.

4. From June 1, 1998 through May 31, 2000, if the second renewal option is exercised by Tenant as provided above, a sum equal to five percent (5%) over the amount of any renegotiated mortgage payment for the balance of the lease term. Landlord agrees to make every reasonable effort to renegotiate the lowest possible mortgage rate. Landlord shall inform Tenant of any new rental rate at least sixty (60) days prior to a change. Said amount shall be paid in 24 equal monthly payments made in advance on the first day of each month.




Kenneth C. Horne

Kenneth C. Horne, Landlord

KCH:bjm

The HARRISON FIRM PC
Corporate Legal Counsel


                       ASSIGNMENT OF REAL ESTATE LEASE

     This assignment of lease is made as of the 7th day of May, 1993, by and between the grantor BETA SERVICES, INC., a Virginia corporation (the "Assignor") and the grantee DBS ACQUISITION CORP., a Delaware corporation (the "Assignee.")

                                    RECITALS

     The Assignor hereunder is the tenant under a lease (the "Lease") dated the 5th day of September, 1989 of certain real property and improvements located at 4142-1 Melrose Avenue in the City of Roanoke, Virginia from Roanoke-Salem Plaza Limited Partnership, a Virginia limited partnership (the "Landlord,") which lease is attached hereto and incorporated herein by reference, marked "Exhibit A." The leased premises is a portion of the property owned by the Landlord, a description of which is attached hereto and incorporated herein by reference, marked "Exhibit B." Educational Medical, Inc. (the "Guarantor") is a Delaware corporation which holds all of the issued and outstanding capital stock of the Assignee. The terms Assignor, Assignee, Lease, Landlord and Guarantor, have the defined meaning in the following ASSIGNMENT, ACCEPTANCE OF ASSIGNMENT, GUARANTY, and CONSENT TO ASSIGNMENT, which accompany this document and which are incorporated herein.

                                   ASSIGNMENT

     This Assignment is made as of May 7, 1993. In consideration of Ten Dollars ($10.00) cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of

The HARRISON FIRM PC
Corporate Legal Counsel


which is hereby acknowledged, the Assignor hereby assigns all of its right, title and interest in the Lease to the Assignee.

                              ASSIGNOR

                              BETA Services, Inc.

                              Kenneth C. Horne, Jr.             (Seal)
                              ----------------------------------
                              Kenneth C. Horne, Jr.
                              President


STATE OF ALABAMA)
                ) to-wit:
Jefferson County)


     The foregoing instrument was acknowledged before me this ___ day of May, 1993, by Kenneth C. Horne, Jr., President of BETA Services, Inc., a Virginia corporation, on behalf of the corporation.




                                    Josephine Ross
                                    -------------------------------------
                                    Notary Public


My commission expires:

MY COMMISSION EXPIRES MARCH 26, 1994



                            ACCEPTANCE OF ASSIGNMENT

     This Acceptance of Assignment is made as of May 7, 1993. The Assignee, having read the Lease, hereby consents to the foregoing Assignment, and does hereby unconditionally and irrevocably assume all of the liabilities and obligations of the Assignor under the Lease to the same extent as if the Assignee were the original tenant under the Lease.

                                         ASSIGNEE:

                                         DBS Acquisition Corp.

                                         Morris C. Brown               (Seal)
                                         ------------------------------
                                         Secretary

[THE HARRISON FIRM PC
CORPORATE LEGAL COUNSEL LOGO]



STATE OF FLORIDA    )
                    ) to-wit:
COUNTY OF PALM BEACH)


     The foregoing instrument was acknowledged before me this 27th day of May, 1993, by Morris C. Brown, Secretary of DBS Acquisition Corp., a Delaware corporation, on behalf of the corporation.


                                 Catherine M. Scott
                                 -------------------------------
                                 Notary Public

My commission expires:

[SEAL] CATHERINE M. SCOTT
       My Commission #cc 220714
       EXPIRES: August 9, 1996
       Bonded Thru Notary Public Underwriters

---------------------------

                                    GUARANTY

     This Guaranty is made as of May 7, 1993. In consideration of Ten Dollars ($10.00) cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby absolutely and unconditionally guaranties to the Landlord and its successors and assigns (i) the full payment of the fixed minimum rent and all additional rent as provided for in the Lease, and (ii) the performance and observance of all agreements and conditions to be performed or observed by the tenant under The Guarantor hereby agrees that it shall not be released from its obligations under this Guaranty by any assignment of the Lease or any subletting of the demised premises, or any waiver of default or any extension of time or other favor or indulgence granted by the Landlord to the Assignee as tenant under the Lease or by failure to receive notice of any of said actions. The Guarantor hereby waives (i) presentment, demand for payment and notice of non-payment or any other default in the performance or observance of any agreement or condition to be performed or

[THE HARRISON FIRM PC
CORPORATE LEGAL COUNSEL LOGO]


observed by the tenant under the Lease, and (ii) notice of acceptance of this Guaranty. In the event that the Assignee as tenant under the Lease defaults in the payment of any fixed minimum rent or additional rent or any other sum payable by the Assignee as tenant under the Lease, or defaults in the performance or observance of any of the other terms, covenants or conditions contained in the Lease to be performed or observed by Assignee as tenant under the Lease, Landlord may, after the expiration of any applicable cure period provided for in the Lease, proceed directly against the Guarantor for the full amount due under this Guaranty without being required first to institute suit against the Assignee. The Guarantor agrees to pay to Landlord reasonable attorneys' fees incurred by the Landlord in the event any action or suit is brought for enforcement of the provisions of this Guaranty in which Landlord prevails.

                                        GUARANTOR:

                                        Educational Medical, Inc.

                                        Morris C. Brown         (Seal)
                                        ------------------------
                                        Secretary


STATE OF FLORIDA    )
                    ) to-wit:
COUNTY OF PALM BEACH)


     The foregoing instrument was acknowledged before me this 27th day of May, 1993, by Morris C. Brown, Secretary of Educational Medical, Inc., a Delaware corporation, on behalf of the corporation.


                                        Catherine M. Scott
                                        ------------------------------
                                        Notary Public


My commission expires:            [SEAL] CATHERINE M. SCOTT
                                         My Commission #cc 220714
                                         EXPIRES: August 9, 1996
---------------------------              Bonded Thru Notary Public Underwriters

[THE HARRISON FIRM PC
CORPORATE LEGAL COUNSEL LOGO]


                             CONSENT TO ASSIGNMENT




     This Consent to Assignment is made as of May 7, 1993. In consideration of and in reliance upon (i) the Guaranty by Guarantor, (ii) the continued liability of Assignor, and (iii) Assignee's assumption of the obligations and liabilities of Tenant under the Lease, the Landlord does hereby consent to the above assignment from Assignor to Assignee.

                                    LANDLORD

                                    Roanoke-Salem Plaza Limited
                                    Partnership

                                    By:  Circle Development
                                         Corporation, its general partner


                                    By: Kevin P. Adams            (Seal)
                                        --------------------------
                                        Kevin P. Adams, Vice President


STATE OF VIRGINIA)
                 ) to-wit:
______ OF _______)

     The foregoing instrument was acknowledged before me this 11th day of May, 1993, by Kevin P. Adams, Vice President of Circle Development
Corporation, a Virginia corporation, general partner of Roanoke-Salem Plaza Limited Partnership, a Virginia limited partnership, on behalf of Roanoke-Salem Plaza Limited Partnership, a partnership.

                                Kathy L. J. Stear
                                --------------------------------
                                Notary Public


My commission expires:

My Commission Expires May 31, 1994

                                                                    EXHIBIT A











                                LEASE AGREEMENT

                                    BETWEEN

               ROANOKE-SALEM PLAZA LIMITED PARTNERSHIP, LANDLORD

                                      AND

                      BETA SERVICES, INCORPORATED, TENANT

                               TABLE OF CONTENTS


ARTICLE                                                                PAGE
-------                                                                ----

 1.     Demised Premises and Term .................................     1
 2.     Fixed Minimun Rent ........................................     1
 3.     Percentage Rent ...........................................     2
 4.     Common Area Maintenance ...................................     2
 5.     Real Estate Taxes .........................................     4
 6.     Security Deposit ..........................................     5
 7.     Possession ................................................     6
 8.     Signs .....................................................     6
 9.     Use of Demised Premises ...................................     7
10.     Sales Reports and Audits for
          Percentage Rental .......................................     8
11.     Maintenance and Repairs ...................................    10
12.     Insurance; Indemnity ......................................    12
13.     Damage to Personal Property ...............................    14
14.     Damage ....................................................    14
15.     Condemnation ..............................................    15
16.     Landlord's Inspection Rights ..............................    15
17.     Landlord's Rights on Tenant's Default .....................    16
18.     Assignment and Subletting .................................    18
19.     Competitive Location ......................................    19
20.     Attorneys' Fees and Related Matters .......................    20
21.     Holding Over ..............................................    20
22.     Promotion Fund ............................................    20
23.     Landlord's Title & Covenant of Quiet
          Enjoyment ...............................................    21
24.     Rental Agent; Brokers .....................................    21
25.     Subordination, Attornment & Non-Disturbance ...............    22
26.     Transfer of Landlord's Interest ...........................    22
27.     Changes Required by Lender ................................    23
28.     Status of Lease ...........................................    23
29.     Mortgagee's Right to Cure Landlord's
          Default .................................................    24
30.     Renovation ................................................    24
31.     Notice ....................................................    24
32.     Relationship of Parties ...................................    24
33.     Rules and Regulations .....................................    25
34.     Special Provisions Concerning Delivery
          of Possession ...........................................    25
35.     Miscellaneous .............................................    25
36.     Signature Page ............................................    27
        Guaranty Page .............................................    28
        Exhibits ............................................       29-31

                               LEASE AGREEMENT



THIS LEASE AGREEMENT, made this 5TH day of SEPTEMBER, 1989, by and between Roanoke-Salem Plaza Limited Partnership (hereinafter, "Landlord"), and BETA SERVICES, INCORPORATED, 4142 MELROSE AVENUE, BUILDING #1B - 2ND LEVEL, ROANOKE, VIRGINIA 24017 (hereinafter, "Tenant").

ARTICLE ONE:  DEMISED PREMISES AND TERM

A. Demised Premises: For and in consideration of the rents and other sums agreed herein to be paid by Tenant to Landlord, and in further consideration of the covenants, agreements, conditions and terms on the part of Tenant and Landlord to be performed, kept and fulfilled as herein set forth, Landlord does hereby lease unto Tenant and Tenant does hereby lease and hire from Landlord, a store unit consisting of approximately 12,000 square feet in the shopping center commonly known as Roanoke-Salem Plaza Shopping Center (hereinafter, the "Shopping Center") situated in the City of Roanoke, County of Roanoke, in the Commonwealth of Virginia, as shown on the attached Exhibit "A" and more particularly described as follows: BUILDING # 1B - 2ND. FLOOR PARTITIONED AT TENANTS EXPENSE. APPROXIMATELY 12,000 SQ. FT. (hereinafter, the "demised premises").

B. Term: The term of this Lease shall commence upon the SUBSTANTIAL COMPLETION OF LANDLORD WORK AS PER EXHIBIT D1 (hereinafter, the "lease commencement date") and shall continue thereafter for EIGHTY-FOUR (84) consecutive months, unless sooner terminated as hereinafter provided.

ARTICLE TWO:  FIXED MINIMUM RENT

A. Fixed Minimum Rent: Tenant agrees to pay Landlord during the term of this Lease, without previous demand therefor and without any setoffs or deductions whatsoever, fixed minimum rent per annum, payable in equal monthly installments in advance, on or before the first day of each calendar month throughout the term of this Lease.

1-6 months -               0.00
7-18 months -         $2,000.00
19-36 months -         4,000.00
37-48 months -         6,500.00
49-84 months -         7,500.00

D. Adjustments: If the lease commencement date or the date of termination of the Lease occurs on other than the first or last day of a calendar month, respectively, an appropriate adjustment (on a pro-rata, daily basis) shall be made to the first and/or last monthly installment of fixed minimum rent and additional rent payable hereunder.

E. First Month's Rent: An amount equal to one (1) full monthly installment of TWO THOUSAND DOLLARS ($2,000.00) fixed minimum rent shall be paid at the time of execution of this Lease, and shall be applied to the first installment of fixed minimum rent due hereunder.

F. Landlord's Address: The fixed minimum rent, and all additional rent as hereinafter provided, shall be payable to Landlord or order at 14014B Sullyfield Circle, Chantilly, VA 22021, or at such other place as may from time to time be designated by Landlord in a written notice to Tenant.

G. Restrictive Endorsements Ineffective: No payment by Tenant or receipt by Landlord of a lesser amount than the then-current installment of fixed minimum rent and additional rent due hereunder shall be deemed to be other than on account of the earliest fixed minimum rent or additional rent due hereunder, nor shall any endorsement or statement on any check, nor any letter accompanying any check or payment as rent, be deemed a settlement or an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right


                                     -1-
                                                                        8/87 ed.

to recover the balance of such fixed minimum rent or additional rent or to pursue any other remedy in this Lease or by law provided. All fixed minimum rent, and all additional rent payable hereunder, shall be payable without prior demand therefor, and without any deduction or offset whatsoever.

ARTICLE FOUR:  COMMON AREA MAINTENANCE

A. Agreement to Pay Common Area Maintenance: For each full or partial calendar year during the term of this Lease, Tenant agrees to pay Landlord, without previous demand therefor and without any setoffs or deductions whatsoever, as additional rent, a sum equal to Tenant's proportionate share of Landlord's "gross cost of operating and maintaining the common areas and facilities of the Shopping Center" (hereinafter, the "common area maintenance," and defined below).

B. How Tenant's Share Determined: Tenant's share of common area maintenance shall be determined for each calendar year by multiplying Landlord's gross cost of common area maintenance for such calendar year by a fraction, the numerator of which shall be the floor area of the demised premises as set forth in Article one, and the denominator of which shall be 243,319 square feet, which is the approximate net leasable floor area of the Shopping Center.

C. Terms of Payment: Tenant's share of common area maintenance for each calendar year shall be payable, in advance, in monthly installments on or before the first day of each month throughout the term of this Lease. The monthly installment shall be ONE THOUSAND ONE HUNDRED Dollars ($1,100.00) through the close of the first calendar year during the term of this Lease. After the end of the first calendar year, and each calendar year thereafter during the term of this Lease, Landlord shall furnish Tenant with a statement of the actual amount of Tenant's share of common area maintenance for the preceding calendar year. If the total amount paid by Tenant as its share of common area maintenance for any calendar year was less than the actual amount due from Tenant for such calendar year as shown on the statement, Tenant shall pay to Landlord the difference within twenty (20) days after the furnishing of such statement. If the total amount paid by Tenant as its share of common area maintenance for any calendar year was more than the actual amount due from Tenant for such calendar year as


                                     -2-
                                                                        8/87 ed.

D. Annual Adjustment: Commencing with the first day of January of the first full calendar year after the lease commencement date during the term of this Lease, and on the first day of January of each calendar year thereafter, the amount of Tenant's monthly installment of common area maintenance shall be adjusted to equal one-twelfth (1/12th) of Tenant's share of actual common area maintenance for the immediately preceding calendar year. Appropriate adjustments to the amounts payable under this Article shall be made, on a daily, pro-rata basis, for partial calendar years which may occur at the commencement and expiration of the term of this Lease.

E. Items Included: Landlord's "gross cost of operating and maintaining the common areas and facilities of the Shopping Center" is hereby defined as One Hundred Twenty Percent (120%) of the total cost and expense incurred by Landlord in operating, maintaining and repairing (which terms include replacements, additions and alterations) of common areas and roofs of the Shopping Center, including, but not limited to: the costs of maintaining, repairing and/or replacing all service pipes, electric, gas, and water lines and sewer mains leading to and from the demised premises and/or other premises in the Shopping Center; the costs of operating, maintaining and repairing all heating, air-conditioning and ventilation equipment serving the common areas; all utility charges incurred in operating the Shopping Center; all costs incurred in painting, repaving, resurfacing, gardening, landscaping, and for traffic control equipment; the cost of public liability insurance, property damage insurance, and all other insurance coverage carried by Landlord for all land and improvements comprising the Shopping Center; all costs for line painting and striping, lighting, Christmas and/or other seasonal decorations, sanitary and drainage control, public address system, cleaning, removal of snow, trash and rubbish, and depreciation on machinery and equipment used in such maintenance; and the cost of personnel to control traffic and direct parking and to provide security for the common areas and facilities. "Common areas and facilities" is defined as all of the Shopping Center improvements now or hereafter existing, excepting that area which is presently leased to tenants or leasable space, including, but not limited to, the parking areas provided by Landlord in the Shopping Center, the mall area (if any), the public conveniences of the Shopping Center, the delivery areas and service lanes, and all other areas in the Shopping Center now or hereafter constructed and intended to be used in common by, or for the benefit of, the tenants and/or customers of the Shopping Center.

F. Items Excluded: Notwithstanding the foregoing, the "gross cost of operating and maintaining the common areas and facilities of the Shopping Center" shall not include the following: (i) any leasing or mortgage brokerage commission or fee paid or payable by Landlord; (ii) mortgage interest; (iii) real estate taxes, as defined in Article Five; (iv) franchise or income taxes imposed on Landlord; (v) costs incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants; (vi) ground rent incurred pursuant to the ground lease, if any, in effect during the term of this Lease; (vii) any operating expense of Landlord which is otherwise paid or reimbursed in full by Tenant or any other tenant of the Shopping Center; (viii) depreciation and amortization, except with respect to machinery and equipment used in maintenance; (ix) any loss, claim, damage, award or other amount paid or payable by Landlord (including all attorneys' fees, court costs, and other costs incurred in connection therewith) as a result or arising out of (a) the violation or breach by Landlord or any tenant of the Shopping Center of the terms and conditions of any lease of space in the Shopping Center, or
(b) any act of negligence or willful misconduct by Landlord, or Landlord's agents, contractors, employees and assigns; (x) repairs or other work occasioned by fire or other casualty the costs of which are reimbursed to Landlord by insurers or by governmental authorities in eminent domain; (xi) legal expenses and other costs and expenses incurred in connection with (a) leasing space in the Shopping Center or (b) negotiations or disputes with present or prospective tenants of the Shopping Center; (xii) expenses of a capital nature, including without limitation capital improvements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles, consistently applied; (xiii) Landlord's general overhead and general administrative expenses; (xiv) advertising and promotional expenses including Landlord's portion of any Promotion Fund hereunder; and (xv) any other

                                                                   8/87 ed.

expense which, under generally accepted accounting principles, consistently applied, would not be rendered as a normal maintenance or operating expense.
In addition, the depreciation of any maintenance equipment used by Landlord and the compensation of any personnel hired or contracted by Landlord to maintain properties in addition to the Shopping Center shall be allocated proportionately between each of such properties.

G.      Tenant's Right to Verify:  Tenant shall have the right, within thirty
(30) days of receiving the year-end statement of actual common area maintenance expenses, to request copies, certified by Landlord as true and complete, of such books and records, including purchase orders, invoices, and payrolls, as may be reasonably necessary to enable Tenant to verify the amount of any item of common area maintenance of which Tenant is required to pay its share. If, upon the basis of an examination by the accountant of Tenant, who shall be a Certified Public Accountant, it shall be determined that the amount paid by Tenant as its share of common area maintenance for any year was overstated, Landlord shall promptly refund the amount overpaid by Tenant, plus interest at the same rate Tenant is required to pay to Landlord under Article 20, Paragraph B of this Lease. If, on the basis of such examination, it shall be determined that Tenant's share was overstated by greater than five percent (5%), Landlord shall also reimburse Tenant for the reasonable expenses incurred by Tenant in making such examination.

ARTICLE FIVE:  REAL ESTATE TAXES

A. Agreement to Pay Real Estate Taxes: Tenant agrees to pay Landlord during the term of this Lease, without previous demand therefor and without any setoffs or deductions whatsoever, as additional rent, a sum equal to Tenant's proportionate share of all real estate taxes which may be levied or assessed by lawful taxing authorities against the land, buildings and all improvements in the Shopping Center.

B. Real Estate Taxes Defined: "Real estate taxes" shall be deemed to mean all city, county, town and village taxes, special or general, ordinary or extraordinary, assessments, water and sewer rents, charges for public utilities, excises, levies, license and permit fees, and other governmental charges which shall be imposed upon or become due and payable or become a lien upon the premises or any part thereof, including the building and improvements which may hereafter be placed or erected thereon, or on the sidewalks or streets in front of the same by any Federal, state, municipal, or other governmental or public authority under existing law or practice or under any future law or practice, and costs and expenses incurred in contesting or negotiating an adjustment thereof.

C. How Tenant's Share Determined: Tenant's proportionate share of real estate taxes shall be determined for each calendar year by multiplying the real estate taxes for such calendar year by the same fraction utilized in Article Four for determining Tenant's proportionate share of common area maintenance expenses. The real estate taxes for any calendar year shall mean all real estate taxes actually paid or due to be paid during such calendar year, whether or not such real estate taxes relate to such calendar year or to a fiscal year. Tenant's liability for its share of any real estate taxes for the calendar years in which this Lease commences and terminates shall be subject to a pro-rata adjustment based on the number of days of said calendar year during which the term of this Lease is in effect.

D. Terms of Payment: Tenant's proportionate share of real estate taxes shall be payable in advance, in monthly installments, on or before the first day of each calendar month during the term of this Lease, subject to adjustments as hereinafter provided. The monthly installment shall be ONE HUNDRED THIRTY DOLLARS ($130.00) through the close of the first calendar year during the term of this Lease. The amount of the monthly installment shall be adjusted
(upwards or downwards) commencing January 1 of the first calendar year after the lease commencement date, and on the first day of each calendar year thereafter during the term of this Lease, on the basis of Landlord's reasonable estimate of Tenant's proportionate share of the real estate taxes for the then-forthcoming calendar year.

E. Adjustment: Subsequent to the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual amount of Tenant's proportionate share of real estate taxes for such calendar year. If the total amount paid by Tenant as its proportionate share of the real estate taxes for such calendar year

                                                                8/87 ed.

was less than the actual amount due from Tenant as shown on such statement, Tenant shall pay to Landlord the difference within twenty (20) days after the furnishing of such statement. If the total amount paid by Tenant as its proportionate share of the real estate taxes for such calendar year was more than the actual amount due from Tenant for such calendar year as shown on the statement, Landlord shall pay to Tenant the difference within twenty (20) days after the furnishing of such statement.

F. Refund: If the operation of any of the foregoing provisions results in payment by Tenant of a share of real estate taxes for calendar years extending beyond the term of this Lease, Landlord, within thirty (30) days following the expiration of the term of this Lease, shall reimburse to Tenant any such amount, less amounts, if any, then due Landlord from Tenant. Landlord's and Tenant's obligations under this Article shall survive the expiration of the term of this Lease.

G. Substantiation: A copy of a tax bill or assessment bill provided by Landlord to Tenant shall at all times be sufficient evidence of the amount of taxes and/or assessments assessed or levied against the Shopping Center.


H. Verification: Tenant shall have the right, within thirty (30) days of receiving the statement referred to in Paragraph E above, to request copies, certified by Landlord as true and complete, of such books and records as may be reasonably necessary to enable Tenant to verify the amount of any item of "real estate taxes" of which Tenant is required to pay its proportionate share. Landlord shall keep such records for a period of not less than three (3) years after the dates such taxes are actually paid. If, upon the basis of an examination by the accountant of Tenant, who shall be a Certified Public Accountant, it shall be determined that the amount paid by Tenant as its proportionate share of such taxes for any year (or years, as the case may be) was overstated, Landlord shall promptly refund the amount overpaid by Tenant plus interest at the same rate Tenant is required to pay under Article 20, Paragraph B of this Lease, and, if on the basis of such examination it shall be determined that Tenant's proportionate share was overstated by more than five percent (5%), Landlord shall also reimburse Tenant for reasonable expenses incurred by Tenant in making such examination.

I. Future Laws: In the event any present or future enactment of any state or political subdivision thereof, or of any governmental authority having jurisdiction thereover: (i) imposes a tax and/or assessment of any kind or nature upon, against or with respect to the rents payable by tenants in the Shopping Center to Landlord derived from the Shopping Center or with respect to Landlord's (or Landlord's lessor's) ownership of the land and improvements comprising the Shopping Center, either by way of substitution for all or any part of the taxes and assessment levied or assessed against such land and such improvements, or in addition thereto (but excluding any income tax imposed on Landlord's gross or net income); and/or (ii) imposes a tax or surcharge of any kind or nature, upon, against or with respect to the parking areas or the number of parking spaces in the Shopping Center, such tax, assessment and/or surcharge shall be deemed to constitute real estate taxes for all purposes of this Article Five.

J. Taxes on Tenant's Interest: Tenant shall at all times be responsible for and shall pay when due all municipal, county, state and Federal taxes assessed against Tenant's leasehold interest in the demised premises or against any personal property of any kind owned, installed or used by Tenant.



ARTICLE SIX: UTILITY DEPOSIT


Tenant has deposited with Landlord, the receipt of which, if by check subject to collection, is hereby acknowledged, for Landlord's general account, the sum of THREE THOUSAND AND 00/100 DOLLARS AS UTILITY DEPOSIT WHICH SHALL BE HELD BY LANDLORD UNTIL TERMINATION OF SAID LEASE NO INTEREST PAID. In the event that Tenant is in default hereunder, Landlord may use, apply or retain the whole (or any portion of) the Security Deposit for the payment of (i) any fixed minimum rent, additional rent or other sum of money which Tenant may not have paid or which may become due after the occurrence of a default, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, or (iii) any sum which Landlord may expend or be required to expend by reason of Tenant's default. Upon any such use, payment or application, Tenant

                                                                        8/87 ed.

shall, upon five (5) days' written notice from Landlord, restore the Security Deposit to the original sum set forth above. The use, application or retention of the Security Deposit by Landlord shall not prevent Landlord from exercising any other right or remedy provided in this Lease or at law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Not later than thirty (30) days after the expiration or earlier termination of this Lease, and provided Tenant is not in default, Landlord shall return the Security Deposit to Tenant, without interest and less any sums used, applied or retained as hereinabove set forth. In the event of a sale or transfer of Landlord's interest in the Shopping Center or the demised premises, Landlord shall have the right to transfer the Security Deposit to the purchaser or transferee. In the event the Security Deposit is transferred, Tenant shall look solely to the purchaser or transferee for the return of the Security Deposit and Landlord shall thereupon be released from all liability to Tenant for the return of the Security Deposit; provided, that the purchaser or transferee has affirmatively assumed all of Landlord's obligations to Tenant in writing.



ARTICLE SEVEN:  POSSESSION


Tenant agrees to take possession of the demised premises on the lease commencement date. Tenant has examined the demised premises and all equipment presently serving the demised premises prior to and as a condition precedent to its execution of this Lease, and its taking possession thereof shall be conclusive evidence of its receipt thereof in good order and repair. LANDLORD WARRANTS THAT ALL PLUMBING AND HEATING AND ELECTRICAL SHALL BE IN GOOD WORKING ORDER AT TIME OF POSSESSION BY TENANT. Exhibit D1- D2 Landlord work - tenants work attached. Possession shall be sixty (60) days after building permit. Landlord shall furnish the building permit in a timely fashion. Notwithstanding the contrary, tenant shall take possession of demised premises when landlord has substantially completed landlords work AND THIS SHALL BE THE LEASE COMMENCEMENT DATE.

ARTICLE EIGHT: SIGNS

A. Sign on Vertical Sign Area of Canopy: Landlord has provided suitable mounting structures and electric service to the vertical sign area of the canopy above the tenant spaces in the Shopping Center, including the demised premises. Tenant agrees to install an illuminated sign which meets LANDLORDS PRIOR APPROVAL AND ATTACHED TO LEASE AS EXHIBIT A1 (hereinafter, the "Sign Criteria") within the vertical sign area of the canopy directly above the demised premises, at Tenant's sole cost and expense. Within fifteen (15) days of the execution of this Lease, Tenant shall submit a drawing of a proposed sign to Landlord for written approval, which shall not unreasonably be withheld. Upon Landlord's approval of its drawing, Tenant shall employ a qualified contractor to fabricate and install the sign in the sign area in strict compliance with the approved drawing and the Sign Criteria, such work to be completed in sixty (60) days. It shall be Tenant's responsibility to obtain all necessary building permits and/or approvals for the installation of the sign. SEE EXHIBIT A1.


B. Under-Canopy sign: Landlord has provided suitable mounting structures and electric service beneath the canopy above the tenant spaces in the Shopping Center, including the demised premises. Tenant agrees to install an illuminated sign which meets the criteria set forth in Exhibit "B" attached to this Lease (hereinafter, the "Sign Criteria") beneath the canopy directly above the demised premises, at Tenant's sole cost and expense. Within fifteen (15) days of the execution of this Lease, Tenant shall submit a drawing of a proposed sign to Landlord for written approval, which shall not unreasonably be withheld. Upon Landlord's approval of its drawing, Tenant shall employ a qualified contractor to fabricate and install the sign beneath the canopy in strict compliance with the approved drawing and the Sign Criteria, such work to be completed in sixty (60) days. It shall be Tenant's responsibility to obtain all necessary building permits and/or approvals for the installation of the sign.

C. Restrictions: Other than as set forth above, Tenant shall place no signs, awnings, curtains, shades or exterior lighting on any show window or any part of the exterior of the demised premises, or in the interior of the demised premises if visible from the exterior of the demised premises, without the prior written consent of Landlord. Tenant shall not paint any brick work, cornice work, mill work or metal work on the front of the demised premises without the prior written consent of Landlord. For the purposes hereof, "signs" includes window or door lettering, placards, and other items, whether located inside or outside the demised premises, if visible from the exterior of the demised premises. In the event Landlord chooses to upgrade, rehabilitate, remodel or renovate the facade of the Shopping Center, or the portion thereof in which the demised premises are located, at Landlord's cost and expense, Tenant agrees to cooperate in such renovation by removing its existing signs and replacing them, upon thirty (30) days' notice from Landlord, at Tenant's sole cost and expense, with signs on the vertical sign area of the canopy and beneath the canopy in accordance with any revised Sign Criteria established by Landlord. Tenant's signs shall in no way diminish the rights or ability of other tenants in the Shopping Center to maintain or erect signs identifying their businesses. Any permits which are required shall be obtained and paid for by Tenant.

ARTICLE NINE:  USE OF THE DEMISED PREMISES

A. Tenant's Use: Tenant covenants and agrees that during the term of this Lease the demised premises will be used only for the purpose of: BUSINESS RELATED SCHOOL OF BUSINESS ONLY AND COMPUTER PROGRAMS. Tenant specifically covenants and agrees that the demised premises will not be used for any purpose other than as stated herein.

B. Commencement of Business: Tenant agrees to open for business to customers from the demised premises ON OR BEFORE NOVEMBER 1, 1989 OR SUBSTANTIAL COMPLETION OF LANDLORD IMPROVEMENTS WHICHEVER OCCURS LAST. During the term of this Lease, Tenant agrees to operate under the trade name of: "College and/or Dominican Business,) and further agrees not to change the foregoing trade name without first obtaining Landlord's written consent, which shall not unreasonably be withheld.

C.  Minimum Hours of Operation:  Tenant agrees:

    1. After having initially opened for business as required in Paragraph B above, to thereafter open for business during the entire term of this Lease on all days of the week, subject to local restrictions, if any.

    2. To open for business MON. - FRI. not later than 10:00 a.m., and to remain open until at least 6:00 p.m., AND SAT. 9:00 am - 12 NOON.

    3. To keep the store front of the demised premises and the exterior signs adequately lighted until 9:00 p.m. every day throughout the entire term of this Lease.

E. Prohibited Uses: Tenant agrees that it will not suffer or permit the demised premises to be used for any unlawful or immoral purpose and that it will not suffer or permit any article to be brought on or any act to be done on the demised premises which shall render the demised premises, the Shopping Center or any part thereof uninsurable. Tenant, in the conduct of its business, will at its own expense obtain all occupancy permits for the demised premises and will fully and completely comply with all applicable laws, ordinances, rules and regulations of any and all governmental authorities having jurisdiction of the Shopping Center or the demised premises (including, without limitation, rules and regulations concerning cleanliness, health, safety, occupational, environmental and use laws and regulations), now existing or hereafter adopted, and the requirements of all insurance underwriters, mortgagees or lessors of the Shopping Center. Tenant agrees that in no event shall it knowingly use the demised premises for purposes which are prohibited by zoning or similar laws and regulations or covenants, conditions or restrictions of record. Tenant further agrees that Tenant will not permit the use or display of pinball, video game or similar type game machines in the demised premises without the written consent of Landlord, and will not sell or display drug paraphernalia or pornographic materials in the demised premises, and will neither sell nor display any items which in Landlord's reasonable judgment adversely affect the image of the Shopping Center. Landlord warrants that to its knowledge, Tenant's contemplated use of the demised premises is not in violation of any applicable zoning or similar laws, ordinances or regulations, and that the current zoning classification is as shown on the site plan of the project as approved by Roanoke County.

F. No reduction in Tenant's Business Activity: Tenant shall not diminish its ability to transact its normal volume of business by any action including, but not limited to, removing substantial amounts of inventory, reducing personnel, or reducing the hours of operation. The foregoing covenant shall not be deemed to restrict Tenant's exercise of its reasonable business judgment regarding purchases or stocking of inventory, releasing and hiring of personnel, or similar matters.

G.  Parking:

        1. Deliveries: Tenant agrees that all deliveries or shipments of any kind to and from the demised premises, shall be made only by way of the rear of the demised premises or at other locations which may be designated by Landlord, and only at such times as may be designated for such purposes by Landlord. Tenant agrees that if deliveries are undertaken or permitted by Tenant other than as set forth in this Paragraph, Tenant will pay Twenty-Five Dollars ($25.00) for each such infraction, as and for liquidated damages.

        2. Parking: Tenant agrees that Tenant and its employees shall park their vehicles only in those portions of the parking areas, if any, as may be designated for that purpose by Landlord. Such designated parking areas may, at Landlord's discretion, be adjacent to the Shopping Center, at the periphery of the parking lot, or anywhere in between. Tenant shall furnish Landlord with the license numbers of all vehicles used by Tenant and its employees within five (5) days after opening for business from the demised premises, and Tenant shall thereafter notify Landlord of any changes in license numbers and/or additions or deletions to its staff within five (5) days of such events. Tenant agrees that if Tenant or its employees fail to park their vehicles in designated parking areas, Landlord may charge Tenant, as and for liquidated damages, Twenty-Five Dollars ($25.00) per day for each day or partial day for each car parked in any areas other than those designated. Tenant hereby authorizes Landlord to remove from the Shopping Center any of Tenant's vehicles or vehicles belonging to Tenant's employees and/or to attach violation stickers or notices to such vehicles, and Tenant hereby waives and releases Landlord and agrees to hold Landlord harmless from any and all claims, liabilities, costs and expenses which may result or arise therefrom. Tenant's customers shall have the non-exclusive right to park in the Shopping Center parking lot without any charge (either to Tenant or such customers).

    3. Fire Lanes & Access: Tenant agrees, for itself and for its employees, to comply with all access and fire lane restrictions which may be imposed upon the parking areas by Landlord and/or by governmental authorities.

F. Lease Year: As used in this Lease, the term "lease year" means that period beginning on the lease commencement date and terminating on the last day of the twelfth full calendar month thereafter (or the first twelve (12) full calendar months of this Lease if this Lease commences on the first day of a month), and each succeeding period of twelve (12) full calendar months, during the entire lease term and any renewals or extensions thereof, provided, the last lease year may consist of less than twelve (12) full calendar months and shall expire on the expiration date of the term of this Lease.


ARTICLE ELEVEN:  MAINTENANCE AND REPAIRS

A. Landlord Responsibility: Landlord will keep the roof and the exterior walls of the demised premises (excluding the store front, interior non-structural portions of the exterior walls, and any plate glass, windows, window frames, doors and door frames) in proper repair, provided that in each case Tenant shall have given Landlord prior written notice of the necessity of such repair. Except for (i) damage caused by fire and casualty, (ii) damage covered by Landlord's insurance, and (iii) damage or maintenance necessitated by the negligence or willful misconduct of Landlord or Landlord's agents, contractors, employees or assigns, Landlord shall not be responsible for repairing any damage to, or performing any maintenance of, the demised premises. Notwithstanding any other provision of this lease, in no event shall Landlord be responsible for repairing any damage to, or performing any maintenance of, the demised premises when any such damage and/or maintenance is caused or necessitated by (i) any act or omission of Tenant or any of Tenant's employees, agents, customers, invitees or licensees, (ii) the functioning or malfunctioning of any fixtures, equipment or other item installed in or placed in the demised premises by Tenant, or (iii) any use of the demised premises not permitted under the terms of this Lease. Except for defaults which cannot reasonably be cured within a five (5) day period, Tenant may, but need not, perform any covenant to be performed by Landlord hereunder if Landlord fails or neglects to do so within a reasonable time, not exceeding five (5) days, after Tenant has given Landlord written notice specifying Landlord's default and Tenant's intention of so doing, and Landlord shall pay to Tenant the reasonable cost and expense thereof, upon five (5) days' demand in writing. In the event Landlord fails or neglects to make such payment as aforesaid (or any other payment due under this Lease from Landlord to Tenant), Tenant shall be entitled to its costs of collection thereof, including reasonable attorneys' fees incurred in any action to recover such sums in which Tenant prevails. In the event Tenant employs any persons to perform any work as a consequence of the foregoing, liability, if any, for the acts or omissions of such person shall be borne by Tenant, irrespective of the fact that Tenant may seek reimbursement for the costs of such work from Landlord.

B.  Tenant Responsibilities:

     1. Maintenance: Except for the repairs Landlord is obligated to make pursuant to Paragraph A, above, Tenant shall, at its own cost and expense, make all necessary repairs and perform all maintenance on, in and to the demised premises that is necessary or appropriate to keep the demised premises in good condition and repair and in a safe and tenantable condition. All such repairs, and maintenance shall be accomplished in a good and workmanlike manner and in compliance with all applicable requirements of law, and Tenant shall use materials equal in quality and kind to the materials used by Landlord in the original construction of the demised premises. Tenant's obligations shall include, but are not limited to, the maintenance, repair and replacement of the store front, Tenant's signs, all mechanical, plumbing, and electrical systems, and all other fixtures, appliances and facilities furnished by Landlord or installed by Tenant. Tenant not permit the accumulation of garbage, rubbish or other waste in or around the demised premises. Landlord may, but need not, perform any covenant to be performed by Tenant hereunder if Tenant fails or neglects to do so within a reasonable time, not exceeding five (5) days, after Landlord has given Tenant written notice specifying Tenant's default and stating Landlord's intention of so doing, and Landlord may charge to Tenant the reasonable cost and expense thereof, which cost and expense shall be treated as additional rent, due and payable upon five (5) days' demand in writing.
Tenant agrees that the plumbing facilities shall not be used by Tenant, Tenant's employees, agents, customers, invitees or licensees for any other purpose than that for which they were intended, and no foreign substance of any kind shall be thrown or deposited therein, and the expense of curing and repairing any breakage, stoppage or damage resulting from a violation of this provision shall be paid by Tenant, as additional rent, upon five (5) days' demand by Landlord. In the event Landlord employs any persons to perform any work as a consequence of the foregoing, liability, if any, for the acts of such person shall be borne by Landlord, irrespective of the fact that Landlord may seek reimbursement for the costs of such work from Tenant. Walk through to be at completion of work with all utilities in good working order.

3. Condition of Interior: Tenant will keep the and interior of the demised premises in a clean, orderly, and attractive condition at all times. Tenant will not cut or drill into, or secure any fixture, apparatus or equipment of any kind to any part of the demised premises, without obtaining Landlord's prior written consent.

4. Plate Glass Replacement: Tenant shall, at its own cost and expense, maintain and replace, as required, all glass, doors and windows, and all portions thereof, in the demised premises.

5. Subsequent Alterations by Tenant: Prior to any work, installations or alterations by Tenant in the demised premises, Tenant shall submit to Landlord
(i) an insurance certificate evidencing the insurance coverages which Tenant is required to provide pursuant to this Lease, and (ii) plans and specifications covering all work which Tenant proposes to perform in the demised premises including, without limitation, the interior store layout, fixtures and decor. Such plans and specifications shall be prepared in such detail as Landlord may require and Tenant agrees not to commence work upon any of the aforesaid Tenant's work until Landlord has approved such plans and specifications. Landlord agrees to act with reasonable promptness with respect to approval of such plans and specifications. Upon approval of said plans and specifications by Landlord, Tenant shall make, at its own cost and expense, the approved alterations or changes to the demised premises in a good and workmanlike manner and in compliance with all applicable requirements of law, including any local requirements with respect to approval of plans and building permits. All alterations, once commenced, shall be diligently pursued to completion. Notwithstanding anything to the contrary in the foregoing, Tenant shall have no right to make any structural change, alteration or addition to the demised premises.

6. Utility Charges: Tenant shall promptly pay all charges for utilities furnished or rendered to the demised premises, including, but not limited to, heat, water, gas, oil and electricity. In no event shall Landlord be liable in damages or otherwise for any interruption or failure in the supply of any utilities to the demised premises, or for damages resulting from the bursting of pipes or conduits. Notwithstanding the foregoing, in the event there is a failure or interruption in the furnishing of utilities to Tenant which continues uninterrupted for a period of THIRTY (30) days, and the same materially interferes with Tenant's use and occupancy of the demised premises during such period, Tenant shall have the right to terminate this Lease by notice in writing delivered to the Landlord prior to the resumption of such utilities; provided, that there shall be no such right of termination if the failure or interruption in the furnishing of utilities arises out of or relates to the negligence or wrongful act of Tenant or Tenant's employees, agents and contractors, or the failure of Tenant to pay utilities bills when due.

                                                                8/87 ed.

TENANT SHALL HAVE THE RIGHT TO CURE ANY DEFAULT BY LANDLORD ON PAYMENT OF UTILITY BILLS BY PAYING SAID BILLS TO PREVENT DISCONTINUING SERVICE AND DEDUCTING SAID PAYMENT FROM ANY RENT DUE LANDLORD BY TENANT.

        6B.     Utility Payments By Tenant To Landlord: Tenant to pay 100% of
any and all utility bills until first floor is fully occupied. Upon occupancy of any parts of the first floor and the remainder of the second floor not occupied by said tenant then any and all utilities shall be prorated on a sq. ft. basis. Prorating shall be based on the pro-rata share of the (sq. ft. of said tenant) against the 37,000 sq. ft. total gross leaseable area of building #1. The invoice submitted by the utility company6 for said service will have been already paid by the landlord. Tenant will pay to the landlord the requested bill within 5 business days of receipt of said bill. LANDLORD SHALL NOT FURNISH ANY OTHER HVAC TO THE REMAINDER OF THE DEMISED PREMISES UNTIL SUCH TIME LANDLORD LEASES ANY PORTION OF REMAINING SECOND FLOOR OR FIRST FLOOR.

        7. Condition of Premises at Expiration or Termination: At the expiration or earlier termination of this Lease, Tenant will quit and surrender the demised premises in as good condition and repair as when this Lease was entered into, reasonable use and wear thereof, and alterations, installations or improvements permitted pursuant to Paragraph 5, above, excepted. All alterations, installations or improvements (including, in all events, all heating, ventilating and air-conditioning equipment and systems) on or in said demised premises at the expiration or earlier termination of this Lease, except furniture or trade fixtures installed at the expense of Tenant, shall be and become a part of the demised premises and shall remain upon and be surrendered with the demised premises. Notwithstanding the foregoing, if Landlord shall have notified Tenant to do so no later than thirty (30) days following the expiration date or earlier termination of this Lease, Tenant shall restore the premises to the condition they were in upon the lease commencement date, or prior to Tenant's alterations, installations and improvements, and remove said furniture and trade fixtures. Should Tenant fail to cause such restoration or remove said items, Landlord shall have such restoration performed at Tenant's expense, and any un-removed items shall be considered as abandoned and become the property of Landlord, or Landlord may have them removed and disposed of at Tenant's expense. All damage done in the course of removing any property as aforesaid shall be repaired at Tenant's expense. The provisions of this Paragraph shall survive the expiration of the term of this Lease.

        8. Liens: Tenant will not permit or suffer any lien to attach to the demised premises, or to the Shopping Center, or to the interest of Landlord or Landlord's lessor therein, and nothing contained in this Lease shall be deemed to constitute or imply any agreement by Landlord to subject its interest or estate (or Landlord's lessor's interest or estate) to any lien. Tenant covenants and agrees to save and hold harmless Landlord from and against any such lien or claim of lien. In the event that any lien is filed against the demised premises or the Shopping Center, or the interest of Landlord or Landlord's lessor therein as a result of utilities furnished to the demised premises, or of maintenance, additions, alterations, repairs, installations or improvements made or claimed to have been made by Tenant or anyone holding any part of the demised premises through or under Tenant, or any other work, act or failure to act of any of the foregoing, Tenant shall fully pay or discharge the same within ten (10) days from the filing thereof. If Tenant fails to discharge by payment, bond (with surety satisfactory to Landlord) or court order, any such lien, Landlord, at its option, in addition to all other rights or remedies provided in this Lease, may bond said lien or claim (or pay off said lien or claim if it cannot with reasonable effort be bonded), without inquiring into the validity thereof, for the account of Tenant, and all expenses incurred by Landlord in so discharging said lien shall be paid by Tenant to Landlord as additional rent on five (5) days' demand.

ARTICLE TWELVE: INSURANCE; INDEMNITY

A. Insurance Coverages to be Obtained by Tenant: At all times during the term hereof, Tenant shall obtain and shall keep in force, at its sole expense, with companies acceptable to Landlord, policies of insurance which name Landlord (and, upon notice from Landlord, its agents, mortgagees and lessors) as an additional insured, as follows:


        1. Fire Insurance: Fire and extended coverage, vandalism, malicious mischief insurance and extended coverage insurance in an amount at least equal to the full replacement costs of Tenant's betterments, improvements, fixtures and contents in or to the demised premises, and with a deductible not exceeding One Thousand Dollars ($1,000.00).

                                                                        8/87 ed.

        2. Public Liability Insurance: Public liability and property damage insurance under which the insurer agrees to indemnify and hold Landlord, and those in privity of estate with Landlord, harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages in the broadest form of such coverage from time to time available in the jurisdiction in which the demised premises are located. The minimum limits of liability of such insurance shall be One Million Dollars ($1,000,000.00) for bodily injury (or death) to any one person, Two Million Dollars ($2,000,000.00) for bodily injury (or death) to more than one person, and Two Hundred Thousand Dollars ($200,000.00) with respect to damage to property. On or after the third anniversary of the lease commencement date, the minimum limits of liability specified herein may be increased, upon thirty
(30) days' prior written notice by Landlord to Tenant, to amounts then customarily required by Landlord in new leases covering premises similar to the demised premises; provided, Landlord shall not increase the minimum limits of liability more often than once every four (4) years thereafter. TENANT MAY AT IT'S OPTION CARRY MINIMUM INSURANCE LIMITS, BUT PROVIDE ABOVE COVERAGE UNDER A TWO (2) MILLION DOLLAR UMBRELLA POLICY.

B. Tenant-Caused Increase in Insurance Costs: Tenant agrees that it will not keep, use, sell or offer for sale in or upon the demised premises any articles which may be prohibited by the standard form of fire and extended coverage insurance policy. Tenant agrees to pay, on ten (10) days' written demand, and as additional rent, any increase in premiums for fire and extended coverage, boiler, rent loss, and liability and property damage insurance with all its endorsements that may be charged during the term of this Lease on the amount of such insurance which may be carried by Landlord on the demised premises, the Shopping Center, or any part thereof resulting from the type of merchandise sold by Tenant or the activities carried on by Tenant in or at the demised premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the demised premises, a schedule, issued by the organization making the insurance rate on the demised premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the insurance rate on the demised premises and the Shopping Center.

C. Evidence of Coverage: Tenant will furnish to Landlord, no later than the lease commencement date (and thereafter, no later than thirty (30) days prior to the expiration of any policy), copies of policies or certificates of insurance evidencing the coverages required by this Lease and such evidence of payment of the premiums therefor as Landlord may request. In the event Tenant fails to furnish Landlord with such evidence of coverage and payment of premiums, such failure shall be considered a default under this Lease, and, in addition to the other remedies Landlord may have for Tenant's default, Landlord shall have the right, but not the obligation, to procure, on behalf of Tenant, insurance coverage for any such matter, and Landlord's cost therefor shall be deemed additional rent, payable by Tenant on five (5) days' demand by Landlord. All policies required hereunder shall contain an endorsement providing that the insurer will not cancel or materially change the coverage of said policy or policies or change the parties named as insureds without first giving thirty
(30) days' prior written notice thereof to Landlord.

D. Indemnification: To the fullest extent this agreement may be effective according to law, Tenant covenants and agrees that it will protect and save and keep Landlord forever harmless and indemnified against and from any penalty or damage or charges imposed for any violation of any law or ordinance, whether occasioned by the neglect of Tenant or those holding under Tenant, and that Tenant will at all times protect, indemnify and save and keep harmless Landlord against and from all claims, loss, cost, damage or expense arising out of or from any act, omission or negligence of Tenant, or Tenant's contractors, licensees, agents, servants, employees or invitees, or arising from any accident or other occurrence on or about the demised premises causing injury to any person or property whomsoever or whatsoever, and will protect, indemnify, save and keep harmless Landlord against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Tenant in any respect to comply with and perform all the requirements and provisions of this Lease. Tenant agrees that the foregoing agreement to indemnify and hold Landlord harmless shall extend to reasonable attorneys' fees incurred by Landlord in the defense of any claim (whether or not such claim is reasonable) through counsel selected by Landlord. Notwithstanding any provision of this Lease to the contrary,

                                                                        8/87 ed.

and to the fullest extent allowable by applicable law, Landlord agrees to indemnify and hold harmless Tenant from and against any and all claims, loss, cost, damage or expense (including court costs and attorneys' fees) arising out of, caused by or relating to any act, omission, negligence or willful misconduct of Landlord, and Landlord's contractors, licensees, agents, servants or employees. The foregoing indemnification shall extend to reasonable attorneys' fees incurred by Tenant in the defense of any claim (whether or not such claim is reasonable) through counsel selected by Tenant. No provision of this Lease shall be construed to release Landlord from liability for the negligence or willful misconduct of Landlord and Landlord's agents, employees, contractors and assigns.

E. Limited Waiver of Subrogation: Notwithstanding any provision of this Lease to the contrary, Landlord and Tenant waive all rights to recover against each other or against the officers, directors, shareholders, partners, joint venturers, employees, agents, guarantors, customers, invitees or business visitors of each other for any loss or damage arising from any cause, to the extent such loss or damage is covered by any insurance required to be carried by each of them pursuant to this Lease or any other insurance actually carried by each of them. Landlord and Tenant will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Shopping Center and demised premises or the contents of either of them.


ARTICLE THIRTEEN:  DAMAGE TO PERSONAL PROPERTY

All personal property, fixtures, goods, wares and merchandise in the demised premises shall be and remain at Tenant's sole risk and Landlord shall not be liable for any damage thereto, or loss thereof, arising from any acts of negligence of any other tenants or persons, nor from the bursting, overflowing or leaking of the roof or downspouts, or of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electric wires or fixtures, or from any other cause whatsoever including snow, wind or ice.


ARTICLE FOURTEEN:  DAMAGE

Landlord will maintain standard fire and extended coverage insurance on the Shopping Center. If the demised premises shall be damaged by fire or other casualty of the kind insured against under the policies of fire insurance and extended coverage obtained by Landlord, but are not thereby rendered untenantable in whole or in part, Landlord shall promptly, at its own expense, cause such damage to be repaired, and the fixed minimum rent and all additional rent shall not be abated or reduced. If by reason of such occurrence, the demised premises shall be rendered untenantable only in part, Landlord shall promptly, at its own expense, cause the damage to be repaired, and the fixed minimum rent only shall be reduced during the period of such untenantability proportionately, based on the ratio of the number of square feet of floor area of the demised premises rendered untenantable to the total number of square feet of floor area of the demised premises; in such case, there shall be no reduction in the additional rent due under Article Three or otherwise under this Lease. If the demised premises shall be rendered wholly untenantable by reason of such occurrence, Landlord shall promptly, at its own expense, cause such damage to be repaired and the fixed minimum rent shall be abated during the period of such untenantability, however, in such case, there shall be no reduction in the additional rent due under Article Three or otherwise under this Lease. Notwithstanding anything to the contrary in the foregoing, if the demised premises shall be destroyed or damaged to the extent of fifty percent (50%) or more of their replacement value above foundation walls or rendered wholly untenantable after the beginning of the last three (3) years of the then current term of this Lease (or twenty-five percent (25%) during the last two
(2) years of the then current term of this Lease), or fifteen percent (15%) during the last year of the then current term of this Lease), or, if at any time forty percent (40%) or more of the buildings and improvements comprising the Shopping Center shall be damaged or destroyed or rendered substantially untenantable by any such casualty, Landlord may terminate this Lease by notice to Tenant, said notice to be given within sixty (60) days of the event giving rise to such damage or destruction. Any such termination as aforesaid shall not affect any rights theretofore accrued to Landlord because of prior defaults of Tenant. During the course of repairing the demised premises or the Shopping Center after any such damage, Landlord shall be entitled to use the common areas for storage of materials and staging, and may temporarily deny pedestrian or vehicular access as Landlord deems necessary. The time required by Landlord to repair any said damage as aforesaid shall be extended by such time as is reasonably required by Landlord to settle any insurance claim arising out of the damage to the demised premises or the Shopping Center. Landlord's obligation to repair any such damage shall in any event be limited to the proceeds actually received by Landlord from insurance coverage, and shall be limited to the basic building, store front (other than Tenant decoration or modification thereof), and interior structural work existing as of the lease commencement date, and in no event shall include repair of any alterations, improvements or betterments made by Tenant in or about the demised premises; provided that in the event Landlord
(i) fails to restore the demised premises and Shopping Center to their pre-existing condition, or (ii) fails to substantially complete such restoration within NINETY (90) days after such casualty, then in any of such events, Tenant may, at its option, terminate this Lease upon thirty (30) days written notice and suffer no further liability hereunder. Unless Tenant so terminates, Tenant, after the occurrence of any such fire or other casualty shall, at its own cost and expense, promptly repair and restore the portion of the demised premises Landlord is not obligated to restore, as well as Tenant's fixtures, equipment and appurtenances.

ARTICLE FIFTEEN: CONDEMNATION

In the event that any portion of the demised premises shall be taken or condemned for public use, Landlord shall, to the extent of the condemnation award available to Landlord, rebuild and restore the remaining portion thereof so as to make an architecturally complete unit, and the fixed minimum rent shall be reduced in the proportion which the actual floor area of the demised premises taken bears to the entire floor area of the demised premises, but there shall be no abatement or reduction in additional rent due under this Lease. However, in the event that twenty-five percent (25%) or more of the total floor area of the demised premises shall be so taken, either Tenant or Landlord may cancel and terminate this Lease by serving upon the other party a written notice of its intention so to do within thirty (30) days after the condemnation judgment shall be entered, in which event Landlord shall not be required to restore or rebuild the demised premises. Moreover, in the event twenty-five percent (25%) or more of the floor area of the Shopping Center shall be so taken, Landlord shall have the right to cancel and terminate this Lease by serving upon Tenant a written notice of its intention to do so within thirty (30) days after the condemnation judgment shall be entered. It is agreed, however, that if a portion of the demised premises or the Shopping Center is taken and the Lease is not canceled or terminated by either party hereto as permitted above, then the demised premises shall be restored as aforesaid. Tenant shall have no right or claim for any portion of Landlord's condemnation award, and shall have no right or claim based on the condemnation of the demised premises or the improvements thereto or of Tenant's leasehold interest therein. Landlord's obligation to restore the demised premises shall be limited, in any event, to the basic building, store front (other than Tenant decoration or modification thereof), and interior structural work existing as of the lease commencement date, and in no event shall include restoration of any alterations, additions or betterments made by Tenant in or about the demised premises. Notwithstanding the foregoing, Tenant shall have the right to make a claim for a separate award for: Tenant's loss of business; injury to or taking of Tenant's improvements; removal or taking of Tenant's trade fixtures, equipment and furnishings; or as a result of any modification, alteration or repair reasonably required by Tenant to place the remaining part of the demised premises in suitable condition for continued occupancy.

ARTICLE SIXTEEN: LANDLORD'S INSPECTION RIGHTS

Landlord shall have the right at all reasonable times to enter upon the demised premises for the purpose of inspecting same, making necessary or emergency repairs, or showing same to potential purchasers or mortgagees.
Landlord shall have the further right during the last six (6) months of the lease term to bring prospective tenants into the demised premises for the purpose of showing same and during such period, Landlord may display "For Rent" signs in the windows of the demised premises. Landlord shall have the further right to enter upon the demised premises, and to an easement upon the demised premises, for the purposes of installing, maintaining and repairing pipes or other utility or similar service to



                                                                        8/87 ed.

or for other premises located in the Shopping Center, provided the same does not unreasonably disturb or limit the rights of Tenant to the use and enjoyment of the demised premises.

ARTICLE SEVENTEEN:  LANDLORD'S RIGHTS ON TENANT'S DEFAULT

A. Default and Remedies: In the event that: (1) Tenant shall fail to pay any installment of fixed minimum rent, additional rent, or any other charge provided in this Lease, or any portion thereof, when due and payable, and the same shall remain unpaid for a period of ten (10) days thereafter; or
(2) Tenant shall be in default under any other provisions of this Lease and so remain for a period of thirty (30) days after Landlord, by written notice, has informed Tenant of such default (in the case of a default which cannot with due diligence be cured within a period of thirty (30) days, Tenant shall have such additional time to cure same as may reasonably be necessary, provided Tenant proceeds promptly and with due diligence to cure such default after receipt of said notice); or (3) (a) Tenant, or Guarantor if any, shall file in any court a petition in bankruptcy or insolvency or for reorganization or arrangement under the applicable Federal or State bankruptcy laws, or for the appointment of a receiver or trustee of all or a portion of Tenant's or Guarantor's property; or
(b) an involuntary petition of the kind referred to in (3) (a) of this Paragraph A shall be filed against Tenant, or Guarantor if any, and such petition shall not be vacated or withdrawn within sixty (60) days after the date of filing thereof; or (c) Tenant, or Guarantor if any, shall make an assignment for the benefit of creditors other than in the ordinary course of business; or (d) Tenant, or Guarantor if any, shall be adjudicated a bankrupt; or (4) Tenant shall vacate or abandon the demised premises and leave same vacated or abandoned for a period of fourteen (14) days; or (5) Tenant shall assign or sublet the demised premises in violation of Article Eighteen of this Lease, then Landlord may elect by written notice to Tenant to terminate Tenant's right to possession only, without terminating this Lease, and Landlord may, at Landlord's option, enter into the demised premises and take and hold possession thereof, without terminating the Lease or releasing Tenant, or Guarantor if any, in whole or in part, from Tenant's obligation to pay rent hereunder for the full stated term at the time and in the manner provided in this Lease.

B. Additional Remedies: Upon and after entering into possession without terminating the Lease pursuant to the foregoing Paragraph A, Landlord may, but need not, relet the premises or any part thereof for the account of Tenant to any person, firm or corporation, other than Tenant, for such rent, for such time and upon such terms as Landlord, in Landlord's sole discretion, shall determine, and Landlord shall not be required to accept any tenant offered by Tenant, or to observe any instruction given by Tenant about such reletting. Landlord agrees, however, to use such efforts as may be deemed reasonable by Landlord to mitigate its damages in the event of Tenant's default hereunder. In any such case, Landlord may alter the demised premises and make repairs, redecorations and remodellings to the extent deemed by Landlord necessary or desirable, and Tenant shall, upon demand, pay the costs thereof, together with Landlord's expense of obtaining possession of the demised premises and the expense of reletting (including brokerage fees or commissions and reasonable attorneys' fees). If the consideration collected by Landlord upon such reletting for Tenant's account, if any, is not sufficient to pay the monthly installment of fixed minimum rent and any additional rent required under this Lease (including, without limitation, additional rent required under Articles Three, Four and Five of this Lease), Tenant shall pay to Landlord the amount of each monthly deficiency immediately upon demand. TENANT MUST RETURN BUILDING TO ORIGINAL CONDITION LESS NORMAL WEAR AND TEAR.

C. Default; Landlord's Right to Cure at Tenant's Expense: Except for defaults which cannot reasonably be cured within a five (5) day period, and notwithstanding anything herein contained to the contrary, if Tenant shall be in default in the performance of any of the terms or provisions of this Lease and if Landlord shall give to Tenant notice in writing of such default, specifying the nature thereof, and if Tenant shall fail to cure such default within five
(5) days after the date of such notice, or immediately if such default requires emergency action, Landlord may, in addition to its other legal and equitable remedies, cure such default for the account of and at the cost and expense of Tenant and the sums so expended by Landlord shall be deemed to be additional rent, and shall be paid by Tenant to Landlord on five (5) days' written demand by Landlord.


                                                                        8/87 ed.

D. Landlord's Lien: Tenant hereby grants to Landlord a lien and security interest (hereinafter, collectively the "lien") as security for payment of fixed minimum rent, additional rent or any other charges payable by Tenant hereunder, upon all property, equipment, fixtures and inventory (and the proceeds thereof) at any time placed on or in the demised premises, including all improvements, fixtures, merchandise and other personal property, to the full extent of Tenant's and/or any assignee's or subtenant's interest therein. Such lien shall include the right to prevent removal of said property from the demised premises and may be enforced, upon non-payment of rent or other charges as aforesaid, by the re-entry, taking and sale of such property. Sale shall be either public or private after at least ten (10) days' written notice to Tenant at his last known address, and Landlord shall have the right and privilege to be a purchaser at any such sale. The duty to notify Tenant's creditors in the event of such sale shall rest solely with Tenant after notice as aforesaid, except as otherwise required by law. The duty to notify all other interested parties shall rest with Landlord. Tenant shall and hereby agrees to provide, upon request, a complete and accurate list of creditors and indebtedness, and otherwise to do whatever may be necessary or appropriate, to pass good and legal title under such sale. Any and all proceeds obtained at such sale shall be applied first to the cost of such sale, including reasonable attorneys' fees and costs, and then to any interest or late charges accrued and payable under the terms of this Lease for non-payment of rent and/or any other charges, and any balance to the reduction of any principal sum due hereunder for rent and/or other charges. Sale or retention under this lien shall not be deemed to waive, alter, limit or affect in any manner whatsoever, but shall be in addition to, any other remedies available to Landlord upon non-payment of rent or other charges under this Lease or otherwise. Tenant shall execute any financing statement or other documents requested by Landlord in order to evidence or perfect the foregoing lien. Upon the written request of Tenant, Landlord agrees to subordinate the foregoing lien(s) with respect to such items as may be specifically identified as subject to an acquisition lien (for purposes of this Lease, defined as any lien upon an item, granted by Tenant for the purpose of financing the acquisition of such item), and upon evidence of the demand of Tenant's lender to subordinate Landlord's lien to such acquisition lien.

E. Landlord's Right to Terminate: In addition to the right of Landlord to terminate Tenant's right to possession only, Landlord shall also have the right, at any time after default, to cancel and terminate this Lease, by serving written notice to such effect on Tenant, and to pursue any remedy at law or in equity that may be available to Landlord. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including (i) the cost of recovering the demised premises, (ii) reasonable attorneys' fees incidental thereto, and (iii) the worth at the time of such termination of the excess, if any, of the amount of fixed minimum rent, additional rent and charges equivalent to rent due under this Lease for the remainder of the stated term over the then TENANT OBLIGATION rental value of the demised premises for the remainder of the stated term, all of which amounts shall be immediately due and payable by Tenant; however, there shall be credited against the amount described in clause (iii) any amounts paid to Landlord pursuant to Paragraph B, above, which relate to the period after such termination. For the purposes of this Paragraph E, in computing the amount of the additional rent under Article Three payable by Tenant, there shall be included the average additional rent payable under Article Three by Tenant during the period from the lease commencement date to the time of default, or, if shorter, during the thirty-six (36) month period immediately preceding the default.

F. No Waiver: No waiver by Landlord of a breach of any covenant, agreement, obligation or condition of this Lease shall be construed to be a waiver of any future breach of the same or any other covenant, agreement, obligation or condition hereof. No receipt of money by Landlord from Tenant after notice of default, or after the termination of this Lease, or after the commencement of any suit or after final judgment of possession of the demised premises, shall reinstate, continue or extend the term of this Lease or affect any notice, demand or suit. The rights and remedies hereby granted are cumulative and the use of one remedy shall not exclude or waive Landlord's right to use another. In the event Landlord commences any proceedings for non-payment of fixed minimum rent or additional rent, Tenant shall not interpose any counterclaim of whatever nature or description in such proceedings; this shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action brought by Tenant. 8/87 ed.

ARTICLE EIGHTEEN:  ASSIGNMENT AND SUBLETTING

A. Material Inducement: Tenant acknowledges that in entering into this Lease, Landlord has relied, in material part, upon Landlord's understanding of the reputation, business expertise, line of operation and financial net worth of Tenant, the contribution which Tenant would make to the tenant mix of the Shopping Center, and upon the continuing interest which Tenant will have in the Lease and in the enterprise to be operated in the demised premises. Tenant further acknowledges that its operations in the leased premises will have a material impact on the value of the Shopping Center, Landlord's investment therein, and the business and investment of other tenants of the Shopping Center.

B. No Assignment or Sub-Lease Without Landlord's Consent: Neither Tenant, nor any of its permitted successors or assigns, shall transfer, assign, mortgage, encumber, or, by operation of law or otherwise, pledge, hypothecate, or assign all or any part of its interest in the Lease, or sublet or permit the demised premises, or any part thereof, to be used by others, including, but not by way of limitation, concessionaires or licensees of Tenant, without the prior written consent of Landlord in each instance, which consent Landlord shall not unreasonably withhold or delay. Any such subletting or assignment shall be referred to as a "transfer," and the person to whom Tenant's interest is transferred shall be referred to as a "transferee." The foregoing prohibition against transfer without the prior written consent of Landlord shall apply, without limitation, to the following circumstances, each of which shall be deemed a transfer: (i) if Tenant or any Guarantor of this Lease is a corporation (other than a corporation, the outstanding voting stock of which is listed on a "National Securities Exchange," as defined in the Securities Act of
1934), and if shares of such corporation are transferred by sale, assignment, bequest, inheritance, operation of law or otherwise (including, without limitation, a transfer to or by a receiver or trustee in Federal or State bankruptcy, insolvency or other proceeding), so as to result in or make possible a change in the present control of such corporation; (ii) if Tenant or any Guarantor of this Lease is a partnership, a change in control or ownership of such partnership; (iii) any transfer by sale, assignment, bequest, inheritance, operation of law or other disposition of all or substantially all of the assets of Tenant or any Guarantor which results in or makes possible a change in the present control of the business of Tenant or any such Guarantor;
(iv) any other change in the ownership of Tenant, or of any Guarantor of this Lease, or the business operated by Tenant; or (v) any subletting or assignment which occurs by operation of law, merger, consolidation, or reorganization or any change of Tenant's corporate or proprietary structure.

C. Notice to Landlord to Intent to Transfer: In the event Tenant desires to effect a transfer hereunder, Tenant shall give Landlord written notice (hereinafter, the "assignment notice") thereof. The assignment notice shall specify the proposed transferee, and the proposed terms of the transfer, and contain such information about the proposed transferee, its experience, its financial situation, its methods of operation, its contribution to the tenant mix of the Shopping Center, and its impact on the Shopping Center, as a prudent businessman would require in making the transfer decision. Tenant specifically agrees to apprise Landlord of any adverse or negative information in its possession concerning the proposed transfer and the proposed transferee. Within thirty (30) days of the receipt of the assignment notice Landlord shall, by written notice to Tenant, elect: (i) to permit the proposed transfer; (ii) to terminate the Lease (but not in the case of a "Sale of the Business," as defined in Paragraph F below, and only in cases where Tenant seeks to assign or sell its entire interest in the demised premises); or (iii) to deny consent to the proposed transfer, in which event Tenant shall continue to occupy the leased premises and comply with all of the terms and conditions hereof. In the event Landlord fails to give Tenant written notice of its election hereunder within the specified thirty (30) day period, Landlord shall be deemed to have denied its consent to the proposed transfer.

D. Conditions on Consent to Transfer: It is specifically understood that any transfer by Tenant consented to by Landlord in accordance with this Article Eighteen shall be only for the permitted use and for no other purpose. If Landlord consents to a transfer, the permitted transferee shall assume by written instrument all of Tenant's obligations under the Lease and such transferee, at least thirty (30) days prior to the effective date of the permitted transfer, shall deliver to Landlord the proposed sublease, assignment and assumption agreement, or other instrument evidencing the transfer and the transferee's undertaking of Tenant's obligations under the Lease, which instrument shall require Landlord's acceptance in order to

                                                                     8/87 ed.
                                     -18-
be effective. In the event of a permitted transfer, Tenant shall continue to be liable under this Lease, and shall not be released from performance hereunder, unless affirmatively so released in writing by Landlord. Following a permitted transfer of this Lease pursuant to which Tenant is affirmatively released by Landlord from its obligations hereunder, Landlord shall not be required to send the named Tenant any notice to the approved assignee.

E. Void Transfers: Any transfer without Landlord's consent, whether as a result of any act or omission of Tenant, or by operation of law or otherwise, shall not be binding upon Landlord, and shall confer no rights upon any third person. Any such unpermitted transfer shall, without notice or grace period of any kind, constitute a default by Tenant under this Lease. The acceptance by Landlord of the payment of rent following any transfer prohibited by this Article Eighteen shall not be deemed to be a consent by Landlord to any such transfer, an acceptance of the transferee as Tenant, a release of Tenant from the performance of any covenants herein contained, or a waiver by Landlord of any of its remedies under this Lease or at law, although amounts actually received shall be credited by Landlord against Tenant's rent obligations. Consent by Landlord to any one transfer shall not constitute a waiver of the requirement for consent to any other transfer. No reference in this Lease to assignees, concessionaires, subtenants or licensees shall be deemed to be a consent by Landlord to the occupancy of the demised premises by any such assignee, concessionaire, subtenant or licensee.

F. Division of Profits: In the event of any subletting of the demised premises or any part thereof, the profits resulting therefrom (as defined below) shall be apportioned Fifty percent (50%) to Landlord and Fifty percent (50%) to Tenant. As used herein, the term "profits" with respect to any sublease of the demised premises shall mean the excess, if any, of any and all sums actually collected by Tenant under or in connection with such sublease, over (i) the total sums Tenant is obligated to pay to Landlord under this Lease (prorated to reflect the obligations applicable to that portion of the demised premises subject to such sublease), (ii) rental or other payments received that are attributable to the amortization over the term of the sublease of the cost of leasehold improvements made to the sublet portion of the demised premises by or for Tenant and at Tenant's expense, and (iii) Tenant's reasonable costs in subleasing the space (including reasonable commissions and reasonable legal fees and expenses) or in enforcing the terms of the sublease or pursuing any remedies against the subtenant, including reasonable legal fees and expenses. It is expressly understood and agreed that the term "profit" shall not include all or any part of the consideration received by Tenant in connection with the sale of its business (either by asset sale, stock sale, merger, or otherwise, herein, a "Sale of Business") to a purchaser which operates the same type of business thereafter in the demised premises, whether or not Tenant and such purchaser allocate part of the purchase price paid in such Sale of Business to the purchaser's acquisition or assignment of Tenant's rights under this Lease. The preceding sentence shall not relieve Tenant of its obligation to obtain Landlord's reasonable consent to any assignment, sublease or other transfer entered into as part of a Sale of Business, provided Landlord shall not have the right to terminate this Lease in lieu of granting or denying such consent.

                                                                     8/87 ed.

ARTICLE TWENTY: ATTORNEYS' FEES AND RELATED MATTERS

A. Attorneys' Fees and Court Costs: In the event it becomes necessary for Landlord to obtain the services of an attorney in connection with any default hereunder or a breach of any covenant, agreement or condition herein set forth on the part of Tenant, Tenant covenants and agrees that such attorneys' fees, if reasonable, shall be payable as additional rent upon ten (10) days' demand by Landlord, and that in any event any court shall have the power, in any action in which Landlord prevails, and in addition to all other relief allowed by this Lease or by law, to require Tenant to pay reasonable attorneys' fees as set by such court (based on statements supplied by such attorney), plus the clerk's fee, the marshal's fee and any and all other additional costs that may be incurred.

B. Interest and Late Fee: Tenant agrees that to the fullest extent allowed by law, all fixed minimum rent, all additional rent payable hereunder, and all other sums or charges payable by Tenant either which are not paid when due, shall bear and accrue interest at the lower of the highest rate allowed by law, or two percent (2%) over the annual prime rate charged from time to time by Chase Manhattan Bank, N.A. (adjusted daily) from the date when such payment is due until the date paid. Moreover, in the event Tenant's payment of any monthly installment of fixed minimum rent and/or additional rent is received post-marked after the TENTH day of the month, Tenant shall include therewith, as additional rent, a service charge of THREE percent (3%) of the amount of the past-due installment.

ARTICLE TWENTY-ONE:  HOLDING OVER

In the event that Tenant shall hold over after the expiration of this Lease, the tenancy created by such holding over shall be month-to-month, but in all other respects shall be governed by the terms of this Lease; provided, however, if such holding over is without the express prior written consent and approval of Landlord, the fixed minimum rent shall be two times (2x) the fixed minimum rent during the last full twelve (12) month period of this Lease; and provided, further, in all cases, thirty (30) days' notice shall be required to terminate the tenancy created by such holding over. Nothing in this Article Twenty-Two shall be deemed, interpreted or construed as Landlord's consent to any such holding over after the expiration of the term of this Lease, unless Landlord has given its prior written consent and approval to such holding over.

ARTICLE TWENTY-TWO:  PROMOTION FUND

A. Promotion Fund: Landlord will maintain a bank account, separate from all of its other bank accounts, into which Landlord shall deposit contributions paid by Tenant pursuant to Paragraph B below, together with such contributions paid by other tenants of the Shopping Center (the aggregate of such funds on hand from time to time being referred to herein as the "Promotion Fund"). The Promotion Fund shall be used by Landlord to pay all costs and expenses associated with the formulation and carrying out of an ongoing program for the promotion of the Shopping Center, which program may include, without limitation, special events, shows, displays, signs, marquees, decor, seasonal events, institutional advertising for the Shopping Center, promotional literature to be distributed within the Shopping Center area and other activities within the Shopping Center designed to attract customers. In addition, Landlord may use the Promotion Fund to defray the reasonable costs of administration of the Promotion Fund, including, without limitation, the salary of a promotion and advertising director and related administrative personnel, rent and insurance. Upon reasonable notice, Landlord shall make available for Tenant's inspection, during normal business hours at the office of the Promotion Fund, Landlord's records relating to the contributions to and disbursements from the Promotion Fund. In no event shall Landlord use all or any part of the Promotion Fund specifically to promote the leasing of space in the Shopping Center or the sale of any ownership interest in the Shopping Center.

                                                              8/87 ed.

B. Tenant's Contributions to Promotion Fund: During each calendar year during the term of this Lease, Tenant shall pay to Landlord Fifty Cents (50 cents) per square foot of Tenant's floor area (hereinafter, Tenant's "Annual Promotion Fund Contribution"). Tenant shall pay its Annual Promotion Fund Contribution in monthly installments in such amounts as are designated and billed by Landlord, each installment being due on the first day of each month. The Annual Promotion Fund Contribution shall be adjusted annually, as of the first day of each calendar year during the term of this Lease, in the same proportion as the Consumer Price Index, as hereinbefore defined, most recently reported as of such adjustment date bears to the Consumer Price Index reported as of one year earlier. If, during the term of this Lease, the Consumer Price Index is changed or discontinued, Tenant and Landlord shall agree upon a comparable index, formula or other means of measurement of the relative purchasing power of the dollar and such substitute index, formula or other means shall be utilized in place of the Consumer Price Index as if it had been originally designated in this Lease. Amounts due under this Paragraph shall be adjusted proportionately for partial calendar years which fall within the term of this Lease.

C. Landlord's Contributions to Promotion Fund: During each calendar year, Landlord shall contribute to the Promotion Fund an amount equal to one-fourth (1/4) of the aggregate contributions made by the other contributors to the Promotion Fund during such year.

D. Promotion of Shopping Center: Tenant agrees to use the name and logo of Roanoke-Salem Plaza Shopping Center prominently as part of its address in all its advertising and promotional literature, and further agrees that the name will not be used at any location other than the demised premises. THE LOGO WILL BE USED IN ADVERTISING MATERIAL WHEN APPROPRIATE BUT TENANT RESERVES THE RIGHT TO NOT USE THE LOGO WHEN INAPPROPRIATE EXCEPT FOR THIRTY ($30,000) THOUSAND IN ADVERTISING.

ARTICLE TWENTY-THREE:  LANDLORD'S TITLE & COVENANT OF QUIET ENJOYMENT

A. Landlord's Warranty: Landlord covenants that it has full right and power to execute this Lease. Subject to the provisions of Article Twenty-Five, Landlord further covenants that it has the full right and power to perform this Lease, and that Tenant, provided it is not in default hereunder, shall peaceably and quietly have, hold and enjoy the demised premises and all rights, easements, appurtenances and privileges thereunto belonging or in any way appertaining, during the full term of this Lease, and any extension or renewals hereof.

B. Termination of Landlord's Warranty: Anything herein to the contrary notwithstanding, and so long as any transferee of Landlord's interest in the demised premises assumes Landlord's obligations hereunder, Landlord shall not be liable for any breach of the covenant of quiet enjoyment occurring after Landlord shall have transferred ownership of Landlord's interest in the demised premises. It is expressly understood and agreed that despite such assignment, Landlord shall, subject to the provisions of this Lease, remain liable for any breach of the covenant of quiet enjoyment occurring before Landlord shall have transferred ownership of the demised premises. TRANSFERS SHALL ASSUME RESPONSIBILITY FOR QUIET ENJOYMENT.

C. Limitation: Tenant agrees that Landlord shall not be personally liable under this Lease, but that Tenant shall look solely to Landlord's interest in the Shopping Center, including Landlord's interest in any leases and rents, and in any insurance proceeds, for any recovery of a money judgment from Landlord in any action or claim arising from or related to this Lease.


ARTICLE TWENTY-FOUR:  RENTAL AGENT; BROKERS

                                                                    8/87 ed.

B. Tenant's Agent: Landlord and Tenant acknowledge and agree that LAWSON ASSOCIATES is acting as sole agent for Tenant in this transaction. Landlord agrees to pay said agent a commission.

C. No Other Agents: Except for the agents whose names, if any, are set forth in Paragraphs A and B, above, Landlord and Tenant warrant and represent to each other that no other broker, finder or agent has acted for or on their behalf in connection with the negotiation, execution or procurement of this Lease, and that no commissions or fees are payable to any other broker, finder or agent.

       ARTICLE TWENTY-FIVE: SUBORDINATION, ATTORNMENT & NON-DISTURBANCE

        1. Subordination: Tenant agrees that this Lease is and shall be subject and subordinate to all ground or underlying leases and to all mortgages and/or deeds of trust which may now or hereafter affect such Lease or the real property of which the demised premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee, trustee or Landlord. In confirmation of such subordination, Tenant shall execute within ten (10) days' receipt of same, any certificate or instrument to such effect that Landlord may request.

        2. Attornment: Tenant agrees that in the event of a sale, transfer or assignment of Landlord's interest in the Shopping Center ( or the real estate of which the Shopping Center is a part), or any part thereof, including the demised premises, or in the event any proceedings are brought for foreclosure or to exercise the power of sale under any deed of trust made by Landlord covering the Shopping Center (or the real estate of which the Shopping Center is a part), or any part thereof, including the demised premises, to attorn to and to recognize such transferee, purchaser or mortgagor as Landlord under this Lease.

        3. Non-Disturbance: Notwithstanding the foregoing, Tenant's agreement to subordinate, to attorn to any holder of the reversionary interest in the real estate of which the demised premises forms a part or to any successor to Landlord's interest of such real estate, its waiver of rights, and its obligation to execute an attornment certificate, to the extent contemplated by this Lease, shall not take effect unless and until Tenant receives the holder's or successor's (as the case may be) agreement in writing that so long as Tenant is not in default hereunder: (i) Tenant shall not be named or joined as a party defendant in any action or proceeding which may be instituted or taken by the holder of such reversionary interest or Landlord's successor in interest, as the case may be; and (ii) Tenant shall not be evicted from the demised premises, nor shall Tenant's leasehold estate or possession under this Lease be terminated or disturbed, nor shall any of Tenant's rights under this Lease be affected in any way, by reason of any default under any mortgage or ground lease with respect to the Shopping Center (or the real estate of which the Shopping Center is a part), that until such time as a subsequent holder of a reversionary interest in the real estate aforementioned (or Landlord's successor in interest) shall become the actual owner or holder of the Shopping Center and land, neither such holder or successor in interest shall have any obligation for the performance of any obligations of Landlord under this Lease. In any case, such Landlord or successor under such ground or underlying lease shall not be bound by any prepayment on the part of Tenant of any rent for more than one (1) month in advance, so that rent shall be payable under this Lease in accordance with its terms, from the date of the termination of the ground or underlying lease, as if such prepayment had not been made.

ARTICLE TWENTY-SIX: TRANSFER OF LANDLORD'S INTEREST

A. Fee Interest; Release from Obligations: So long as Landlord's interest in the demised premises is a fee interest, the term "Landlord," as used in this Lease, is defined as the then-current owner or mortgagee in possession of the demised premises. In the event of any sale or sales by the then-current Landlord hereunder of the demised premises, or in the event said demised premises are leased by the then-current Landlord hereunder to any party (subject to this Lease), and provided the transferee of, assignee of, or lessee of, Landlord's interest assumes all of Landlord's obligations under this Lease then, from and after the closing of such sale or lease transaction, Landlord whose interest is thus sold or leased shall be and hereby is completely released and forever discharged from and of all covenants, obligations and liabilities of Landlord hereunder.

B. Leasehold Interest; Release from Obligations: So long as Landlord's interest in the demised premises is a leasehold interest, the term "Landlord" as used in this Lease is defined as the current owner for the time being of the leasehold estate demised by the lessor under the Lease. In the event of any transfer or assignment by then the current Landlord hereunder of Landlord's interest under said Lease, and provided the transferee of, assignee of, or lessee of, Landlord's interest assumes all of Landlord's obligations under this Lease then, from and after the closing of such transfer or assignment transaction, Landlord whose interest is thus assigned or transferred shall be and hereby is completely released and forever discharged from and of all covenants, obligations and liabilities of Landlord hereunder.

ARTICLE TWENTY-SEVEN: CHANGES REQUIRED BY LENDER

In the event that any lender providing either the renovation financing or the permanent financing for the Shopping Center requires, as a condition of such financing, that modifications to this Lease be obtained, and provided that such modifications: (i) are reasonable, (ii) do not adversely affect Tenant's use of the demised premises as herein permitted, (iii) do not materially alter the mutually approved working plans and specifications, if any, and (iv) do not increase the rents and other sums required to be paid by Tenant hereunder; then and in such event, Landlord may submit to Tenant a written amendment to this Lease incorporating such required changes, and Tenant hereby covenants and agrees to execute, acknowledge (if necessary), and return such amendment to Landlord within ten (10) days of Tenant's receipt thereof from Landlord.

ARTICLE TWENTY-EIGHT: STATUS OF LEASE

A. Generally: Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees or the like, the then-current status of performance hereunder, either party, on the written request of the other made from time to time, will furnish a written statement on the status of any matter pertaining to this Lease within ten (10) days' receipt of such request.

B. Estoppel Letters: Without limiting the generality of the foregoing, each party specifically agrees, at the other's request, promptly upon the commencement of the term hereof, to notify the other in writing of the date of the commencement of the term and to acknowledge satisfaction of the requirements with respect to construction and other matters, save and except for such matters as such party may wish to set forth specifically in said statement. Moreover, at any time within ten (10) days after request is made, either party shall execute, acknowledge and deliver to the other, or the other's designee, a certificate evidencing whether or not:

        (1)     This Lease is in full force and effect;

        (2)     This Lease has been amended in any way;

        (3) There are any existing defaults by Landlord and Tenant hereunder and specifying the nature of such defaults, if any;

        (4) The other party has performed all improvements or other work, if any, required under this Lease;

        (5) The date to which rent, including additional rent, has been paid;

        (6)     There is any security deposit held by Landlord; and

        (7)     The address to which notices are to be given.

Landlord and Tenant agree that this Lease shall not be recorded but that, upon request by Landlord, a short form lease of even date herewith, shall be executed and recorded in accordance with the laws of the Commonwealth of Virginia.

ARTICLE TWENTY-NINE:  MORTGAGEE'S RIGHT TO CURE LANDLORD'S DEFAULT

Tenant agrees that in the event Landlord is in default under this Lease, any mortgagee of Landlord's interest in the demised premises, and the lessor under any ground or underlying lease which includes the demised premises, shall be permitted (but not required) to enter the demised premises during normal business hours for the purpose of correcting or remedying such default, and Tenant agrees to accept performance by such mortgagee or ground or underlying lessor in lieu of performance by Landlord. Tenant further agrees that, from and after specific written request by Landlord to do so (which request sets forth the name and address of any mortgagee or ground or underlying lessor), Tenant will, simultaneously with the giving any notice to Landlord as required or permitted hereunder, give a copy of such notice to such mortgagee or ground or underlying lessor and that any such notice to Landlord shall not be effective unless Tenant has simultaneously given such notice to such mortgagee or ground or underlying lessor.

ARTICLE THIRTY:  RENOVATION

In the event Landlord chooses to upgrade, rehabilitate, remodel or renovate the Shopping Center at Landlord's sole cost and expense and without any capital expenditure on the part of Tenant, Tenant agrees to pay Landlord, commencing upon the first day of the first full calendar month after the date of notice from Landlord to Tenant that said improvement program has been substantially completed, and for the duration of the term of this Lease, an annual sum equal to One Dollar ($1.00) per square foot of the floor area of the demised premises. Said sum shall be deemed additional rent and shall be due and payable in twelve (12) equal consecutive monthly installments, payable on the first day of each calendar month commencing with the next calendar month. Landlord agrees that Tenant shall not be responsible for its share of any renovation assessment for a period of EIGHT (8) years after the lease commencement date, nor shall Tenant be assessed with respect to any renovation unless the total cost of such renovation exceeds Five Hundred Thousand Dollars ($500,000).

ARTICLE THIRTY-ONE:  NOTICE

All notices given or required to be given hereunder must be by registered or certified mail, return receipt requested, postage prepaid (or, in the event of postal strike or interruption, by personal delivery), to the respective addresses hereinafter set forth.

TO LANDLORD AT:

    Roanoke-Salem Plaza Limited Partnership
    14014B Sullyfield Circle
    Chantilly, VA 22021

TO TENANT AT:

    Beta Services, Incorporated
    John C. Horne Jr., President
    4142 Melrose Ave.
    Roanoke, VA 24017


                     OR:  The Demised Premises

Such addresses may be changed from time to time by serving notice as above provided. Any such notice shall be deemed given, if mailed as aforesaid, upon the date of deposit in the United States mail, or, if given by personal delivery, upon receipt.

ARTICLE THIRTY-TWO:  RELATIONSHIP OF PARTIES

Anything in this Lease to the contrary notwithstanding, it is agreed that Landlord shall in no event be deemed to be a partner of, or engaged in a joint venture with,

                                                                      8/87 ed.

or be an associate of Tenant for any purpose whatsoever; nor shall Landlord be liable for any debts incurred by Tenant in the conduct of its business or otherwise. Nothing contained in this Lease shall be deemed or construed to confer upon Landlord any interest in the business of Tenant. The relationship of the parties during the term of this Lease shall at all times be only that of Landlord and Tenant.

ARTICLE THIRTY-THREE:  RULES AND REGULATIONS

Tenant agrees to comply with and observe the rules and regulations attached to this Lease as Exhibit C and all reasonable amendments or supplements thereto which Landlord may adopt. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the same manner as if they were contained herein as covenants. Landlord shall use reasonable efforts to ensure that other Tenants in the Shopping Center will not, by virtue of violating the rules and regulations, or breaching the terms of their leases with Landlord, materially interfere with Tenant's use and occupancy of the demised premises.

ARTICLE THIRTY-FOUR:  SPECIAL PROVISIONS CONCERNING DELIVERY OF POSSESSION

If Landlord shall be unable to deliver possession of the demised premises (including delivery on the lease commencement date), by reasons of holding over or retention of possession of any occupant, or for any reason, Landlord shall not be subject to any liability for failure to deliver possession; under such circumstances, the fixed minimum rent and all other rent reserved and covenanted to be paid herein shall be abated until possession of the demised premises is delivered by Landlord to Tenant, and no such failure to deliver possession shall in any other manner affect the validity of this Lease or the obligations of Tenant hereunder. Notwithstanding anything to the contrary in this Lease, if the term of this Lease shall not have commenced within twelve
(12) months of the date hereof for reasons reasonably beyond the control of Landlord, then this Lease shall, at the option of Landlord, become void and both parties hereto shall be relieved of all obligations; moreover, if the term of this Lease shall not have commenced within three (3) years of the date hereof for any reason, then this Lease shall automatically become void and both parties hereto shall be relieved of all obligations.
LANDLORD SHALL USE ITS BEST EFFORTS TO DELIVER IN SUBSTANTIALLY COMPLETED AS PER EXHIBIT D1 DEMISED PREMISES WITHIN SIXTY (60) DAYS FROM THE DATE LANDLORD RECEIVES BUILDING PERMIT.

ARTICLE THIRTY-FIVE:  MISCELLANEOUS

A. Complete Agreement: It is understood and agreed that this Lease Agreement and the exhibits, addenda and riders, if any, attached hereto, contain the entire agreement between the parties, which shall not be modified in any manner except by an instrument in writing executed by the parties hereto.

B. Successors and Assigns: The conditions and agreements contained herein are binding on, and may be legally enforced by the parties hereto, their heirs, executors, administrators, successors and assigns, subject to the provisions hereof regarding assignment and subletting of this Lease or the demised premises by Tenant.

C. Meaning of Certain Terms; Gender: Feminine, neuter and masculine pronouns, the plural and the singular, and the words "lease" and "agreement" shall be construed to be and shall be interchangeable in any place or places herein in which the context may require such interchange. The headings, titles and captions contained herein are for convenience and reference only, and shall not be deemed to explain, modify, amplify, expand, limit or define the terms and provisions of this Lease. The words "term of this lease" or "lease term," or words of like impart, shall refer to the original term of this Lease set forth in Article One, and validly exercised extensions, if any, under the provisions of this Lease. The word "including" shall be deemed to mean "including but not limited to."


D. Joint and Several Obligation: If Tenant consists of two or more individuals or entities, said individuals or entities shall be jointly and severally liable for the performance of all obligations, covenants and agreements of Tenant in this Lease.



                                     -25-
                                                                      8/87 ed.

                                  GUARANTY:


IN CONSIDERATION of Ten Dollars ($10.00) and other valuable consideration paid, the receipt whereof is hereby acknowledged, the Undersigned (if two or more persons, jointly and severally), hereby absolutely and unconditionally guarantee to Landlord and its successors and assigns, (i) the full payment of the fixed minimum rent and all additional rent as provided for in the foregoing and annexed Lease Agreement, and (ii) the performance and observance of all agreements and conditions contained in said Lease on the part of Tenant to be performed or observed. The Undersigned hereby agrees that he shall in no way be released from his obligations under this Guaranty by any assignment of the Lease or any subletting of the demised premises, or any waiver of default or any extension of time or other favor or indulgence granted by Landlord to Tenant or by failure to receive notice of any of said actions. The Undersigned hereby waives presentment, demand for payment and notice of non-payment or any other default in the performance or observance of any agreement or condition contained in the foregoing Lease on the part of Tenant to be performed or observed, and notice of acceptance of this Guaranty. In the event Tenant defaults in the payment of any fixed minimum rent or additional rent or any other sum payable by Tenant under the Lease, or defaults in the performance or observance of any of the other terms, covenants or conditions contained in the Lease on Tenant's part to be performed or observed, Landlord may, after the expiration of any applicable cure period provided for the Lease, proceed directly against the Undersigned for the full amount due under this Guaranty without being required first to institute suit against Tenant. The Undersigned agrees to pay to Landlord reasonable attorneys' fees incurred by Landlord in the event any action or suit is brought under this Guaranty for enforcement of the provisions thereof, in which Landlord prevails. This guaranty only shall become null and void at the last day of the 36th month of said lease.

IN WITNESS WHEREOF the Undersigned has executed this Guaranty under seal this 19th day of September, 1989.



                                        GUARANTOR:


                                      /s/ Kenneth C. Horne, Jr.
                                      ---------------------------
                                          Signature
                                          Kenneth C. Horne, Jr.
                                          3301 Tartan Lane
                                          Birmingham, Ala. 35243

                                                        8/87 ed.

                                                                     EXHIBIT A

                        [ROANOKE-SALEM PLAZA FLOORPLAN]
                              ROANOKE, VIRGINIA

                                    Store #1
                            Second Floor 12,000 s.f.

                                                                     EXHIBIT A-1


                             12,000 sq. ft. Leased
                      (Leased Floor Plan 2nd. Floor only)

                                                                     EXHIBIT B1


                        [ROANOKE-SALEM PLAZA FLOORPLAN]
                              ROANOKE, VIRGINIA

1. All signs must meet city code and have both Landlords approval and all city permits.

2. All signs to be furnished and installed by Tenant at Tenants expense including electrical wiring and electricity.

3.  Must be rope bound canvas sign for ninety (90) day period only.

    Place sign in existing hang down under canopy can at front door of building

                                 EXHIBIT "C"
                                 -----------
                            RULES AND REGULATIONS
                            ---------------------

1.      LOADING
        All loading and unloading of goods, merchandise, supplies and fixtures shall be done only at such times, in the areas, and through the entrances, designated for such purposes by Landlord.

2.      TRASH
        All garbage and refuse shall be kept in the kind of container specified by Landlord, and shall be placed outside of the premises prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any of Tenant's refuse or rubbish. Tenant shall not burn any trash or garbage of any kind in or about the demised premises, or the Shopping Center.

3.      ANTENNAS
        No radio or television antenna or other similar device shall be installed without first obtaining in each instance Landlord's consent in writing. No aerial shall be erected on the roof or exterior walls of the demised premises, or on the grounds, without obtaining, in each instance, the prior written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

4.      NOISE
        No loudspeakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard outside of the demised premises.

5.      ADJACENT AREAS
        The outside areas immediately adjoining the demised premises shall be kept clean and free from snow, ice, dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstruction or merchandise in such areas.

6.      PARKING
        Tenant and Tenant's employees shall park their cars only in those portions of the parking area designated for that purpose by the Landlord.

7.      PLUMBING
        The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant.

8.      EXTERMINATION
        Tenant shall use at Tenant's cost such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

9.      SALES
        No auction, going out of business or bankruptcy sales shall be conducted on the demised premises.

10.     SALES AREAS
        The lobbies, vestibule, sidewalks and driveways contiguous to the demised premises shall not be used for outdoor displays or sales areas.

                                     -1-



                                                                8/87 ed.

11.     STORAGE
        The demised premises shall not be used as storage or warehouse space for any other store owned or operated by Tenant.

12.     ADDITIONAL RULES
        Landlord reserves the right to make such reasonable amendments or additions to these Rules and Regulations as is deemed necessary to the proper administration and care of the Shopping Center.

13.     CONFLICT
        In the event of conflict between these Rules and Regulations and the terms and provisions of the Lease, the terms and provisions of the Lease shall control; and, in the event the Lease provides for more stringent provisions or restrictions regarding any subject matter described in these Rules and Regulations, the provisions or restrictions set forth in the Lease shall control.

                                   EXHIBIT D1

Tenant accepts building as-is condition except for items specifically outlined in Landlord improvements EXCEPT FOR MECHANICAL SYSTEMS SHALL BE IN GOOD WORKING ORDER AT LEASE COMMENCEMENT DATE.

Landlord agrees to do the following:

1.  To add two additional restrooms on second level to meet all codes.

2. To furnish and install 2x4 suspended ceilings in the 12,000 sq. ft. area occupied by the said Tenant.

3. To supply 2x4 lay-in lighting with tubes in the 12,000 sq. ft. area leased by the Tenant, with lighting to be 75 footcandles 36 inches from the floor.

4. Shall bring sprinkler system up to code with heads covering the 12,000 sq. ft. leased area.

5. Furnish any additional exits from second floor required by State, Local, or Federal laws.

6. Heating and air conditioning maintenance and repair shall be at Landlord expense including rooftop units.

7. Plans and specifications for front entrance on ground level to esculators are all to be prepared for Landlords approval by Tenant at Tenant's expense. Construction of said work to be done by Landlord at Landlord expense.
    See Exhibit D2-A



                                     -29-
                                                                      8/87 ed.

                                   EXHIBIT D2
                                  TENANT WORK

1. Shall design and build (finished on both sides) the demising wall separating Tenant's 12,000 sq. ft. from remainder of second floor of building #1.

2. All other improvements within the 12,000 sq. ft. space shall be DONE BY TENANT at Tenant's expense with Landlord's prior approval EXCEPT AS NOTED ON EXHIBIT D1.

3.  Tenant is to furnish and pay for all signs with Landlord's prior approval.

4. Plans and specifications to be prepared by Tenant at Tenant's expense for Landlords approval as shown on Exhibit D2-A. Note: One (1) store front with aluminum mullions and clear glass to meet Boca code (Kawneer or equivalent manufacturer).

5. Tenant shall be responsible for all service and maintenance and repairs AND REPLACEMENT of the esculator during the full term of this lease and maintain in FULL force a liability insurance policy to hold Landlord harmless of any claims due to accidents or injury to any person, using esculator, elevator, or stairs. BOTH ESCULATOR AND ELEVATOR ARE TO BE TURNED OVER TO TNEANT IN WORKING CONDITION AT THE POSSESSION OF SAID PREMISES BY TENANT.

7. Tenant must supply service area access to portion of 2nd floor not leased by said Tenant, from the esculator and the stairwell at all times.

5A- If after dilegent effort on the part of both landlord and tenant to find necessary repair parts has failed, tenant may do as outlined in items
    #5 (above) or if it is economically unfesiable to continue maintenance and repair of said escalator tenant at its option may remove the existing escalator including all equipment therewith attached and replace same with a standard stair tread containing all the requirements of a standard public stairwell required by state code. Tenant must furnish a drawing of said stairwell for landlord prior approval, landlord cannot unreasonably withhold prior approval. The above work in items 5A shall be done at the tenants expense.




                                     -30-


                                                                        8/87 ed.

                                   EXHIBIT D3

Tenant shall have the right of first refusal to lease the remaining square footage on the second floor only of said building number one (1), at the same terms and conditions existing (except) rental schedule shall be as follows.

If deal is made in the first twenty-four (24) months of existing lease term:

$4.00 sq. ft. if leased in the first 24 months of the original lease.
$5.00 sq. ft. if leased in the 25th through the 36th month of original lease. $6.50 sq. ft. if leased in the 37th through the 48th month of original lease. $7.50 sq. ft. if leased in the 49th throught the 84th month of original lease.

                                                                        8/87 ed.

                                   Exhibit E
                         Construction Payment Agreement

This Agreement, entered into this 18th day of September, 1989, by and between Roanoke Salem Plaza Limited Partnership, hereinafter referred to as Landlord, and Beta Services, Incorporated, hereinafter referred to as Tenant, is agreed to the following payment schedule and schedule for releasing of contracts for construction.

1. Plans included as Exhibit A-1 are approved as of the signing of the Lease. Any additions or deletions must have Landlord's prior approval.

2. Landlord will review any contracts submitted to the Tenant for said construction.

3. Tenant will enter into any and all contracts as sole agent to the contractor for the complete construction and finish of both Landlord's and Tenant's work to the demised premises.

4. All invoices will be billed to the Tenant from the contractors. Tenant will submit Tenant's invoices to the Landlord, with proof of contractor's invoicing of Tenant, on the following basis:

        a. First invoice upon completion of thirty (30) days into construction

        b. Second invoice upon completion of sixty (60) days into construction

        c.      Final invoice upon completion of job, not to exceed 120 days

5. Landlord agrees to pay Tenant in full within ten (10) days of receipt of Tenant's invoice by Landlord.

6. All work to be done by a Virginia licensed and bonded General Contractor, except for carpet, decorating and furniture.

7. Furnish and install duct work per quote of $8,800.00 from Charles Knapp. Will be paid on same conditions as set forth above in item #4; not to exceed $8,800,00.

        When work is completed and invoiced, then Beta Services will pay said invoice and re-bill as follows:

        Roanoke Salem Limited Partnership: Not To Exceed        $4,800.00
        Beta Services, Incorporated: Not To Exceed              $2,500.00
        Lawson Associates: Not To Exceed                        $1,500.00
                                                                ---------
                                                                $8,800.00

Accepted by:

Landlord_______________________ Tenant___________________________

Lawson Associates___________________________________

ROANOKE SALEM LIMITED PARTNERSHIP
WALT ROBBINS, INCORPORATED: GENERAL PARTNER


_______________________________________________
Tenant

BETA SERVICES, INCORPORATED

_______________________________________________

                                   [DIAGRAM]

                                     ------
                                MOVE OUT/MOVE IN


TO:     Bob McSherry, Ron Robbins, Walt Robbins

FROM:   Monica Loughridge

DATE:   February 7, 1990

SUBJECT:      Tenant Name- Beta Services Inc.

              Shopping Center Address  41421 Melrose Ave., Nw Roanoke, VA 24017



              Other Data:

                 Lease Commencement-  September 5, 1989
                 Lease Termination-   September 4, 1996       (84 months)








MOVE IN
-------


     The above referenced tenant moved into the premises on ________________.

     Notes: The following utility accounts have been transferred to the tenant's account and should no longer be paid by Roanoke-Salem Plaza Limited Partnership.



                            A/C #          Meter #      Reading




Electricity                                              4719

Gas                                                     00665
                                                        75412
Water                                                 7571000




OTHER COMMENTS
--------------

Page 1 of 2                    ADDENDUM NUMBER 1

        The foregoing attached Lease Agreement (the "Lease") dated September 5, 1989, by and between Roanoke-Salem Plaza Limited Partnership, ("Landlord"), and Beta Services, Incorporated ("Tenant"), is modified, amended, and/or supplemented as hereinafter set forth, and any language of, or provision in, said Lease which is inconsistent or in conflict with the following, shall be deemed appropriately, amended or modified.

1. Article One Paragraph "A" shall be amended to reflect a store size of 12,500 square feet.

2. Article Two Fixed Minimum Rent: The amount of fixed minimum rent shall be amended as follows to reflect the increase in square footage.


Month                                                Monthly Payment
-----                                                ---------------

01-06                                                          0
07-18                                                  $2,083.33
19-36                                                  $4,166.67
37-48                                                  $6,770.83
49-84                                                  $7,812.50

3. Article Four: Common Area Maintenance: Paragraph "C" shall be amended to specify an initial monthly installment of $1,145.83.

4. Article Five: Real Estate Taxes: Paragraph "D" shall be amended to specify an initial monthly installment of $135.42.

5. Exhibit D1: Section shall be amended as follows: Tenant shall pay the various vendors, contractors, subcontractors and laborers on behalf of Landlord to complete obligations under Landlord improvements on page 29. Landlord agrees to apply Tenants monthly rental obligations towards the amount paid on behalf of Tenant, until such time that these amounts are exhausted. The amount paid on behalf of Landlord is agreed to be $42,035. The attached Exhibit D1A shows the application of rental payments towards this balance. Tenant shall make first payment to Landlord on February 1, 1991 in the amount of $2,187.50.

6. Exhibit D3: Language shall be amended to the following: Lessee shall have the right on or before December 15, 1990 to exercise an option to lease the adjoining approximately 4,000 square feet of space for one year at a base rental of $4.00 per square foot. This option is good on an annual basis not to exceed the term of the base lease, i.e., February 7, 1990 to February 6, 1997. The base rental for each successive year shall be 103% of the prior year as furthermore defined in the payment schedule below:


Term                                            Fixed Minimum Rent
----                                            ------------------
2/7/91 - 2/6/92                                 $4.00 per sq. ft.
2/7/92 - 2/6/93                                 $4.12 per sq. ft.
2/7/93 - 2/6/94                                 $4.24 per sq. ft.
2/7/94 - 2/6/95                                 $4.37 per sq. ft.
2/7/95 - 2/6/96                                 $4.50 per sq. ft.
2/7/96 - 2/6/97                                 $4.64 per sq. ft.


Tenant must notify Landlord at least one hundred twenty (120) days prior to the expiration of each year of its intent to extend the lease for an additional year. The additional space shall be subject to the same terms and conditions as the base Lease except that Tenant shall receive as an inducement free rent for the first two months of each year. All other terms and conditions shall be the same as in the Lease Agreement dated Sept 5, 1989 except as noted above.

Except as herein amended, all terms and conditions of the Lease dated September 5, 1989 shall remain in full force and effect.

In WITNESS WHEREOF, Landlord and Tenant have caused these presents to be signed and sealed, on the day and date set forth above.


Accepted and Agreed:

Date: 12-13-90                                  LANDLORD:
                                                ROANOKE SALEM LIMITED
                                                PARTNERSHIP
                                                BY:   WALT ROBBINS,
                                                      INCORPORATED
                                                      General Partner



                                                BY:
                                                    Its:  Ex. Vice President

Date:    12-4-90                                TENANT:
                                                BETA SERVICES, INCORPORATED



                                                BY: Kenneth C. Home
                                                    Its:  President

                                                                      EXHIBIT B



Description of Roanoke-Salem Plaza Shopping Center, Roanoke, Virginia


    BEGINNING at a point on the present southerly line of Melrose Avenue, NW, on the west corporate limit line of the City of Roanoke and being opposite the center of a concrete bridge over Peters Creek, said beginning point bears S 14 degrees 47' W, 12.00 feet from the beginning point of the original description, designated Corner No. 1; thence along the present southerly line of Melrose Avenue, as previously widened 12 feet, S 75 degrees 04' E, 727.47 feet to an iron stake; thence N 14 degrees 56' E,
    12.00 feet to an iron stake on the original southerly line of Melrose Avenue (100 feet wide); thence with the same S 75 degrees 04' E, 326.86 feet to an iron stake at point of curve, being original Corner No. 2; thence with a line curving to the right whose radius is 3769.83 feet and whose chord bearing and distance is S 73 degrees 41' E, 182.38 feet, an arc distance of 182.40 feet to an iron stake; thence leaving Melrose Avenue and with the westerly boundary line of Washington Heights subdivision S 6 degrees 02' W, 422.80 feet to an iron stake; thence with the westerly lines of the property conveyed to J. R. and L. B. Perfater by Giant Food Properties, Incorporated, S 22 degrees 00' W, 88.01 feet to an iron stake; thence with a line curving to the right whose radius is 75.00 feet and whose chord bearing and distance is S 38 degrees 30' 05" W, 42.61 feet an arc distance of 43.20 feet to an iron stake; thence S 20 degrees 09' E,
    5.00 feet to an iron stake; thence with the boundary line of said Perfater property, S 69 degrees 51' W, 65.72 feet to an iron stake; thence S 54 degrees 19' 40" W, 110.73 feet to an iron stake; thence S 11 degrees 10' E,
    9.01 feet to an iron stake, being the northeasterly corner of Lot 3, Block 2, Section 3 of the South Washington Heights Map; thence with the northerly line of lots 3 and 2, S 70 degrees 14' W, 100.45 feet to an iron stake;
    thence with the dividing line between Lots 1 and 2, S 11    degrees 10' E,
    162.20 feet to an iron stake on the northerly side of Michigan Avenue, NW; thence with the same, S 78 degrees 50' W, 60.49 feet to and iron stake; thence with the westerly side of Polk Street, N.W., S 9 degrees 25' E,
    432.00 feet to an iron stake; thence S 18 degrees 55' E, 56.02 feet to an iron stake; thence S 23 degrees 12' E, 11.0 feet to an iron stake in concrete; thence leaving Polk Street and with the northerly line of the property of C. W. Francis & Son, Inc., S 80 degrees 43' W, passing an iron stake on line at 173.40 feet in all a total distance of 524.00 feet to a corner in the center of Peters Creek; thence up the center of said creek N 6 degrees 50' W, 72.00 feet, N 6 degrees 00' E, 110.00 feet; thence leaving the original location of said creek and up the center of the new location of same, and with new boundary lines as established in those said conveyances between Giant Food Properties, Incorporated and J. C. Mowles, et als and E. F. Nichols, N 0 degrees 37' 20" E, 126.00 feet, N 17 degrees 10' W, 103.00 feet, N 28 degrees 05' W, 93.56 feet, N 52 degrees 01' W,
    68.90 feet, N 49 degrees 10' W, 41.5 feet, N 72 degrees 15' W, 6.00 feet, N 77 degrees 16' W, 80.55 feet, N 64 degrees 00' W, 65.0 feet to corner in the original centerline location of Peters Creek; thence up the center of said creek as originally located N 40 degrees 08' W, 45.15 feet, N 24 degrees 14' W, 100.00 feet, N 8 degrees 49' W, 126.00 feet, N 53 degrees 24' W, 48.00 feet, N 22 degrees 04' W, 83.00 feet, N 6 degrees 34' W,
    122.00 feet,  N 4 degrees 20' E, 73.00 feet, N 13 degrees 59' E, 130.65 feet, N 4 degrees 41' E, 100.00 feet, N 1 degrees 19' W, 65.0 feet, N 4 degrees 04' W, 100.00 feet, N 5 degrees 12' E, 62.5 feet, N 14 degrees 47' E, 121.49 feet to the place of BEGINNING and containing a net area of
    31.632 acres as more particularly shown on plat prepared by Buford T. Lumsden & Associates, P. C., Engineers-Surveyors, Roanoke, Virginia, dated 18 June, 1964, and updated 25 November, 1985 and 20 March, 1986.